UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts    02199-8197

(Address of principal executive offices)    (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2017

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  63

Notes to Financial Statements  page 79

Shareholder Supplement  enclosed

(previously	posted to the Funds’ website)

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class N LSHNX
Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class

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posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Review

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles High Income Fund returned 8.47% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 8.88%.

Explanation of Fund Performance

Security selection within high yield corporate credit was a leading contributor to results, with positive contributions from energy, metals and mining, and pharmaceuticals names. An out-of-benchmark allocation to convertible securities also contributed to performance, led by pharmaceutical and technology holdings. In addition, security selection among securitized assets aided results. Finally, an out-of-benchmark allocation to investment grade corporate bonds generated positive return.

The Fund’s out-of-benchmark exposure to equities was the most significant detractor from performance. Selected energy-related equity holdings were among the biggest laggards. An allocation to reserves (typically cash, cash equivalents and short-dated US Treasuries) also weighed on performance.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly, and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks.

Within the high yield sector, we believe valuations have become less compelling, and we do not expect broad-based price appreciation from current levels. The underlying fundamentals of the sector remain supportive given the positive outlook for corporate profits and the low probability of defaults or economic recession. At this stage of the credit cycle1, we are seeing increasing debt levels, but overall, balance sheets remain healthy and interest rate coverage is strong. We are watching for idiosyncratic risk factors or volatility that may allow us to selectively add to existing positions or establish exposure to new issues. In general, we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely

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LOOMIS SAYLES HIGH INCOME FUND

driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into the Fund’s next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, its schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses may have less of an impact on this Fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, fund advisors’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2007 through September 30, 2017

See notes to chart on page 5.

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LOOMIS SAYLES HIGH INCOME FUND

Average Annual Total Returns — September 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)[1]
NAV	8.47%	5.89%	6.62%	—%	0.89%	0.80%

Class A (Inception 2/22/84)
NAV	8.17	5.60	6.38	—	1.14	1.05
With 4.25% Maximum Sales Charge	3.52	4.71	5.91	—

Class C (Inception 3/2/98)
NAV	7.33	4.80	5.59	—	1.89	1.80
With CDSC[2]	6.33	4.80	5.59	—

Class N (Inception 11/30/16)
NAV	—	—	—	8.99	0.77	0.75

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[3]	8.88	6.36	7.84	5.37

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, and reflects the higher net expenses of that share class.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve.

High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries. In September 2017, volatility remained muted after the Fed announced it would start tapering mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Intermediate Duration Bond Fund returned 0.69% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 0.23%.

Explanation of Fund Performance

Overall, the Fund’s tilt away from risk-free assets and into spread sectors (non-government sectors) contributed the most to performance. A meaningful underweight to US Treasuries proved to help performance as much as the Fund’s overweight to investment grade corporate bonds.

Within investment grade corporate bonds, the Fund’s overweight to financials and security selection within industrial bonds drove performance during the period.

The Fund’s exposure to non-agency securitized credit contributed to absolute return during the period and had a significant impact on relative performance. Holdings of asset-backed securities (ABS) proved to be a positive contributor to relative return, and our allocation to commercial mortgage-backed securities (CMBS) also generated positive relative results.

The Fund’s underweight exposure to government-related securities detracted slightly from relative performance. While the Fund’s interest-rate sensitivity was similar to the benchmark during a period of rising interest rates, differences in the Fund’s interest rate sensitivity at various points on the yield curve slightly weighed on relative return.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with the third hike of 2017 coming in December. The Fed began balance sheet reductions in October. We expect the market reaction to this activity to remain contained, given the well-telegraphed taper “caps” on both US Treasuries and MBS.

Corporate fundamentals have continued to indicate the United States is in the late expansion phase of the credit cycle,1 with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. The Trump administration may implement fiscal programs and tax reforms that could support asset classes like credit, although any impact is likely a 2018 event.

Any reductions in corporate borrowing may preserve balance sheet health, promoting tighter credit spreads (the difference in yield between non-Treasury and Treasury yields of similar maturity) and lower default rates. While valuations may not be as attractive as they were last year, we continue to favor investment grade credit. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, shareholder-friendly activity and commodity price volatility.

We remain underweight government bonds given low yields and continue to favor sectors offering a yield advantage over Treasuries. We continue to be modestly overweight credit.

7  |

We are focused on security selection opportunities, buying new issues with concessions and secondary bonds that can offer favorable risk-return profiles.

We believe valuations in CMBS are fair. We continue to maintain an overweight to the sector, particularly senior parts of the capital stack. We think many areas of the MBS market appear overvalued and do not adequately compensate for prepayment risk. We are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. We are maintaining our exposure to the consumer through prime and subprime auto loans and credit card receivables.

The Fund continues to have a yield advantage and exposure to more credit-sensitive sectors relative to the benchmark. Finally, we continue to monitor and diversify our portfolios and holdings with an eye toward minimizing undue exposure to macro and/or issuer events.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4,5

September 30, 2007 through September 30, 2017

See notes to chart on page 9.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20174,5

				Expense Ratios[6]
	1 Year	5 Years	10 Years	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	0.69%	2.05%	4.56%	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	0.44	1.79	4.30	0.72	0.65
With 4.25% Maximum Sales Charge	-3.86	0.91	3.85

Class C (Inception 8/31/16)[1]
NAV	-0.29	1.01	3.37	1.56	1.40
With CDSC[2]	-1.27	1.01	3.37

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	0.23	1.61	3.64

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range with in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You may not invest directly in an index.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class N LGANX
Loomis, Sayles & Company, L.P.	Class Y NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates in December 2016 and in March and June 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). In September 2017, volatility remained muted after the Fed announced it would start tapering its mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Limited Term Government and Agency Fund returned 0.22% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1–5 Year Government Bond Index, which returned -0.06%.

Explanation of Fund Performance

Within securitized assets, a significant allocation to agency collateralized mortgage obligations (CMOs) made the largest positive contribution to relative performance. Agency

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

MBS was another one of the Fund’s larger allocations over the 12 months. These securities helped performance but to a lesser degree than CMO securities.

The Fund’s allocation to agency and non-agency commercial mortgage-backed securities (CMBS) generated positive absolute and relative performance. These bonds considerably outperformed Treasuries of comparable duration. Out-of-benchmark exposure to asset-backed securities (ABS) also boosted relative performance as selected car loan names performed particularly well.

Conversely, an underweight allocation to bonds issued by federal government agencies slightly detracted from performance for the period.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are narrow relative to history. Additionally, refinancing risk is beginning to increase, as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer sectors less likely to face refinancing risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor higher yielding securities and bonds of less frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

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Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2007 through September 30, 2017

See notes to chart on page 13.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20173

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	0.22%	0.81%	3.01%	—%	0.52%	0.52%

Class A (Inception 1/3/89)
NAV	-0.04	0.55	2.74	—	0.77	0.77
With 2.25% Maximum Sales Charge	-2.25	0.09	2.51	—

Class C (Inception 12/30/94)
NAV	-0.79	-0.20	1.99	—	1.52	1.52
With CDSC[1]	-1.77	-0.20	1.99	—

Class N (Inception 2/1/17)
NAV	—	—	—	1.12	0.44	0.44

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	-0.06	0.83	2.38	0.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

15  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,037.20	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47
Class C
Actual	$1,000.00	$1,033.20	$9.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25
Class N
Actual	$1,000.00	$1,038.80	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85
Class Y
Actual	$1,000.00	$1,038.60	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.08%, 1.83%, 0.76% and 0.82% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,015.70	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,012.80	$7.06
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class Y
Actual	$1,000.00	$1,017.90	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,005.60	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$1,001.80	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,008.20	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,007.70	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  18

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

19  |

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles High Income Fund	33%	39%
Loomis Sayles Intermediate Duration Bond Fund	70%	81%
Loomis Sayles Limited Term Government and Agency Fund	29%	21%

In the case of Loomis Sayles Intermediate Duration Bond Fund, which had performance that lagged that of a relevant peer group median and/or category median for all periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in

|  20

the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds that had current expenses over their respective caps. The Trustees also considered that the current expenses of Loomis Sayles Limited Term Government and Agency Fund are below its cap. The Trustees noted that Loomis Sayles High Income Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including: (1) that the Fund’s fee rate was only one basis point above the median of the Fund’s peer group; and (2) that management had proposed to reduce the Fund’s expense cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees also considered management’s proposal to reduce Loomis Sayles High Income Fund’s expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

21  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction in Loomis Sayles High Income Fund’s expense cap described above, should be continued through June 30, 2018.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.4% of Net Assets
Non-Convertible Bonds — 81.6%
	ABS Home Equity — 1.5%
$101,145	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$103,069
106,380	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	111,931
84,577	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	86,455
29,479	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 3.294%, 11/20/2035(k)	27,040
218,880	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 1.567%, 9/19/2045(a)	179,078
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 1-month LIBOR + 4.250%, 5.487%, 11/25/2023(a)	275,001
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 4.537%, 10/25/2027(a)	338,190
151,491	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.002%, 7/19/2035(k)	146,751
267,307	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.422%, 3/25/2035(k)	262,898
303,384	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.294%, 3/25/2035(k)	286,590
58,608	New York Mortgage Trust, Series 2006-1, Class 2A2, 3.616%, 5/25/2036(k)	57,257
100,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(k)	99,954
470,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(k)	473,477
220,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(k)	220,501

		2,668,192

	ABS Other — 0.1%
252,798	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(k)	249,289

	Aerospace & Defense — 2.2%
210,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	222,862
95,000	Engility Corp., 8.875%, 9/01/2024	104,263
770,000	KLX, Inc., 5.875%, 12/01/2022, 144A	806,729
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,695,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,100,250

		3,929,104

	Airlines — 0.4%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	565,762
57,504	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	59,653
69,937	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	72,017

		697,432

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.2%
$645,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	$649,837
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	202,381
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	300,497
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	119,888
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	251,100
670,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	678,375

		2,202,078

	Banking — 4.3%
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,081,769
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	525,837
6,605,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 2.500%, 22.479%, 1/12/2020, 144A, (ARS)(a)	374,796
2,855,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	156,884
7,075,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 25.042%, 8/09/2020, 144A, (ARS)(a)	413,768
1,280,000	Barclays PLC, 5.200%, 5/12/2026	1,366,597
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,448,758
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	477,803
895,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	943,212

		7,789,424

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	537,675

	Building Materials — 0.8%
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	245,180
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	402,150
50,000	Masco Corp., 6.500%, 8/15/2032	59,625
161,000	Masco Corp., 7.750%, 8/01/2029	212,004
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	262,762
180,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	193,950

		1,375,671

	Cable Satellite — 6.8%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	842,700
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	490,438
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	650,781
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	442,900
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,581
865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	906,952
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	768,550
600,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	624,000
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	82,875
220,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	253,825
895,000	DISH DBS Corp., 5.125%, 5/01/2020	938,363
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,697,962
295,000	DISH DBS Corp., 7.750%, 7/01/2026	338,710

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	$362,100
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,583,381
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	278,581
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	506,219
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	394,219
141,963	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(b)	142,318
840,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	860,740

		12,181,195

	Chemicals — 0.8%
1,510,000	Hercules LLC, 6.500%, 6/30/2029(c)(d)	1,517,550

	Construction Machinery — 1.1%
225,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	231,750
235,000	Ashtead Capital, Inc., 4.375%, 8/15/2027, 144A	242,050
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	622,687
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	15,994
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	849,000

		1,961,481

	Consumer Cyclical Services — 0.7%
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,196,287

	Consumer Products — 0.2%
290,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	300,875

	Electric — 1.6%
125,000	AES Corp., 5.125%, 9/01/2027	128,125
520,000	AES Corp. (The), 5.500%, 4/15/2025	546,952
150,000	AES Corp. (The), 6.000%, 5/15/2026	161,438
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,819,297
245,000	Minejesa Capital BV, 4.625%, 8/10/2030, 144A	250,147

		2,905,959

	Environmental — 0.1%
100,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	104,000
95,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	101,449

		205,449

	Finance Companies — 3.9%
1,055,000	Aircastle Ltd., 4.125%, 5/01/2024	1,091,925
515,000	Aircastle Ltd., 5.500%, 2/15/2022	562,637
600,000	iStar, Inc., 4.000%, 11/01/2017	600,480
120,000	iStar, Inc., 4.625%, 9/15/2020	122,700
505,000	iStar, Inc., 5.000%, 7/01/2019	511,628
395,000	iStar, Inc., 5.250%, 9/15/2022	400,925
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	713,254
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	260,738

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	$330,750
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	745,500
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,253,967
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	420,993

		7,015,497

	Financial Other — 0.9%
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.000%, 8/01/2020	583,052
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	185,400
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	810,030

		1,578,482

	Food & Beverage — 1.8%
200,000	BRF GmbH, 4.350%, 9/29/2026, 144A	196,010
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	911,786
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	328,763
255,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	260,100
385,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	399,049
260,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	265,525
830,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	854,900

		3,216,133

	Gaming — 0.9%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	190,969
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	409,219
210,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co., 4.500%, 1/15/2028, 144A	211,848
725,000	MGM Resorts International, 6.000%, 3/15/2023	799,312

		1,611,348

	Government Owned – No Guarantee — 3.0%
740,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	660,450
1,160,000	Petrobras Global Finance BV, 5.999%, 1/27/2028, 144A	1,159,130
165,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	176,303
50,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	49,750
160,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	162,000
405,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	421,706
160,521(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)	805,690
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	646,141
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	752,600
510,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 24.104%, 7/07/2020, 144A(a)	482,010

		5,315,780

	Health Insurance — 0.2%
365,000	Centene Corp., 6.125%, 2/15/2024	394,656

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 5.0%
$235,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	$230,888
960,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	753,600
360,000	Envision Healthcare Corp., 5.625%, 7/15/2022	375,300
155,000	HCA, Inc., 4.500%, 2/15/2027	158,488
25,000	HCA, Inc., 5.250%, 4/15/2025	27,031
90,000	HCA, Inc., 5.250%, 6/15/2026	96,975
260,000	HCA, Inc., 5.375%, 2/01/2025	273,975
170,000	HCA, Inc., 7.050%, 12/01/2027	191,675
655,000	HCA, Inc., 7.500%, 12/15/2023	763,075
145,000	HCA, Inc., 7.500%, 11/06/2033	164,575
590,000	HCA, Inc., 7.690%, 6/15/2025	685,875
480,000	HCA, Inc., 8.360%, 4/15/2024	576,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	947,100
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	585,812
865,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	906,087
200,000	Quintiles IMS, Inc., 5.000%, 10/15/2026, 144A	212,000
555,000	SP Finco LLC, 6.750%, 7/01/2025, 144A	521,700
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	384,638
180,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	157,500
830,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	878,762

		8,891,056

	Home Construction — 2.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(e)(f)(g)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(d)	674,115
800,000	Lennar Corp., 4.750%, 5/30/2025	836,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,232,152
915,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	934,444

		3,676,723

	Independent Energy — 8.3%
335,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	348,400
1,205,000	Antero Resources Corp., 5.125%, 12/01/2022	1,232,112
110,000	Antero Resources Corp., 5.375%, 11/01/2021	112,888
310,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	332,475
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	621,637
90,000	California Resources Corp., 5.500%, 9/15/2021	47,925
41,000	California Resources Corp., 6.000%, 11/15/2024	18,655
460,000	California Resources Corp., 8.000%, 12/15/2022, 144A	299,000
140,000	Callon Petroleum Co., 6.125%, 10/01/2024	144,900
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	142,290
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	7,380
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	13,098
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	35,020
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	802,950
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	622,425
235,000	Continental Resources, Inc., 4.500%, 4/15/2023	235,588

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$470,000	Continental Resources, Inc., 5.000%, 9/15/2022	$477,637
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	702,075
835,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	864,225
145,000	Matador Resources Co., 6.875%, 4/15/2023	153,519
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	357,725
300,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	292,875
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	501,637
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	198,413
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	635,937
100,000	PDC Energy, Inc., 6.125%, 9/15/2024	104,500
445,000	QEP Resources, Inc., 5.375%, 10/01/2022	437,212
1,150,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	575,000
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	1,071,125
565,000	RSP Permian, Inc., 6.625%, 10/01/2022	592,544
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	282,150
325,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	327,437
920,000	SM Energy Co., 5.000%, 1/15/2024	867,100
35,000	SM Energy Co., 6.125%, 11/15/2022	35,088
60,000	SM Energy Co., 6.500%, 1/01/2023	60,450
190,000	SM Energy Co., 6.750%, 9/15/2026	190,000
395,000	Southwestern Energy Co., 6.700%, 1/23/2025	400,925
285,000	Southwestern Energy Co., 7.500%, 4/01/2026	296,400
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	55,017
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	447,037

		14,942,771

	Industrial Other — 0.2%
315,000	II-VI, Inc., 0.250%, 9/01/2022, 144A	351,619

	Integrated Energy — 0.1%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	200,468

	Leisure — 0.1%
130,000	Constellation Merger Sub, Inc., 8.500%, 9/15/2025, 144A	127,725

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	362,950

	Local Authorities — 0.4%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	342,417
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	292,626
2,390,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 25.330%, 5/31/2022, (ARS)(a)	142,411

		777,454

	Lodging — 0.9%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	153,000
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	777,650
705,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	740,250

		1,670,900

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 2.0%
$890,000	AMC Networks, Inc., 4.750%, 8/01/2025	$898,900
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	464,125
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,189,650
975,000	Viacom, Inc., 4.375%, 3/15/2043	839,943
49,000	Viacom, Inc., 4.850%, 12/15/2034	46,176
105,000	Viacom, Inc., (fixed rate to 2/28/2027, variable rate thereafter), 6.250%, 2/28/2057	105,656

		3,544,450

	Metals & Mining — 2.9%
1,395,000	ArcelorMittal, 7.250%, 3/01/2041	1,651,331
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	216,631
145,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	149,169
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	276,412
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,376,375
85,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	79,422
245,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	270,993
440,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	457,600
440,000	Stillwater Mining Co., 6.125%, 6/27/2022, 144A	445,852
80,000	Vale Overseas Ltd., 6.875%, 11/10/2039	91,696
190,000	Vale S.A., 5.625%, 9/11/2042	193,800

		5,209,281

	Midstream — 4.3%
355,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	373,637
360,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	382,950
435,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027, 144A	448,050
66,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	68,310
75,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	72,068
30,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	29,863
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	569,550
190,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	176,700
390,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	390,000
145,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	144,275
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	171,188
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	733,495
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	529,505
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	478,016
385,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	376,337
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	939,675
973,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	982,730
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	94,169
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	652,800
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	192,600

		7,805,918

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
$935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 1-month LIBOR + 8.200%, 9.433%, 5/15/2020, 144A(a)(c)(d)(e)	$939,675
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	909,041
554,472	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(k)	566,285
38,392	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(k)	38,360

		2,453,361

	Oil Field Services — 0.7%
430,000	Ensco PLC, 5.750%, 10/01/2044	308,525
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	104,800
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	109,200
420,000	Noble Holding International Ltd., 7.750%, 1/15/2024	372,750
35,000	Parker Drilling Co., 6.750%, 7/15/2022	28,033
266,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	278,635

		1,201,943

	Packaging — 1.3%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(b)	214,060
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	405,744
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	219,374
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	885,237
600,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	622,500

		2,346,915

	Paper — 0.4%
440,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	436,656
210,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	225,603

		662,259

	Pharmaceuticals — 1.1%
200,000	Endo Dac/Endo Finance LLC/Endo Finance, Inc., 5.875%, 10/15/2024, 144A	209,500
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	516,750
265,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	232,538
85,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	79,475
990,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	874,912

		1,913,175

	Property & Casualty Insurance — 0.6%
180,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	249,890
786,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	818,423

		1,068,313

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Restaurants — 0.5%
$890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	$901,036

	Retailers — 1.1%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	44,148
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	504,191
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	238,893
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,058,288
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	83,200

		1,928,720

	Sovereigns — 0.4%
10,810,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 26.250%, 6/21/2020, (ARS)(a)	660,618

	Supermarkets — 0.6%
335,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	294,800
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	719,950

		1,014,750

	Supranational — 2.0%
6,785,000	European Investment Bank, EMTN, 8.750%, 9/18/2021, (TRY)	1,825,139
5,190,000,000	International Bank for Reconstruction and Development, 4.250%, 6/20/2019, (COP)	1,727,541

		3,552,680

	Technology — 4.7%
416,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	371,280
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	183,175
60,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	64,125
1,440,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,599,192
1,345,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	1,727,427
480,000	Equinix, Inc., 5.375%, 1/01/2022	503,280
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	446,469
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	854,240
55,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	57,888
95,000	Micron Technology, Inc., 5.500%, 2/01/2025	101,294
110,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	125,813
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	539,462
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	208,525
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	282,562
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	419,701
755,000	Western Digital Corp., 10.500%, 4/01/2024	887,125

		8,371,558

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	260,563

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 1.2%
263,668(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	$1,350,093
131,759(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	856,723

		2,206,816

	Wireless — 3.6%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	125,636
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	382,956
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	833,081
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	313,407
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	311,107
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	201,700
105,000	Nokia Oyj, 3.375%, 6/12/2022	105,787
170,000	Nokia Oyj, 4.375%, 6/12/2027	174,888
605,000	SFR Group S.A., 7.375%, 5/01/2026, 144A	653,400
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	880,320
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,577,975
605,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	642,056
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	202,188

		6,404,501

	Wirelines — 2.7%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	615,112
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	127,702
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	16,368
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	314,888
340,000	Frontier Communications Corp., 10.500%, 9/15/2022	294,950
15,000	Frontier Communications Corp., 11.000%, 9/15/2025	12,713
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	724,387
1,545,000	Level 3 Financing, Inc., 5.250%, 3/15/2026	1,583,146
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	397,181
250,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	308,738
35,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	44,898
505,000	Windstream Services LLC, 7.750%, 10/15/2020	404,000

		4,844,083

	Total Non-Convertible Bonds (Identified Cost $140,877,965)	146,202,163

Convertible Bonds — 8.8%
	Building Materials — 0.1%
130,000	Tutor Perini Corp., 2.875%, 6/15/2021	151,369

	Cable Satellite — 0.5%
845,000	Dish Network Corp., 2.375%, 3/15/2024, 144A	839,719

	Consumer Cyclical Services — 0.5%
860,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	833,125

	Diversified Operations — 0.1%
160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	164,800

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 0.9%
$510,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	$573,113
940,000	Teladoc, Inc., 3.000%, 12/15/2022, 144A	1,020,487

		1,593,600

	Leisure — 0.1%
185,000	Rovi Corp., 0.500%, 3/01/2020	187,209

	Midstream — 0.7%
940,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	862,450
195,000	PDC Energy, Inc., 1.125%, 9/15/2021	189,881
60,000	SM Energy Co., 1.500%, 7/01/2021	56,325
170,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	151,513

		1,260,169

	Oil Field Services — 0.5%
255,000	Hercules Capital, Inc., 4.375%, 2/01/2022, 144A	258,984
860,000	Nabors Industries, Inc., 0.750%, 1/15/2024, 144A	699,288

		958,272

	Pharmaceuticals — 2.7%
760,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	769,975
895,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,071,203
115,000	Dermira, Inc., 3.000%, 5/15/2022, 144A	123,769
465,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	419,953
375,000	Impax Laboratories, Inc., 2.000%, 6/15/2022	337,031
1,100,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	849,750
105,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	110,906
960,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024, 144A	1,092,600
100,000	Pacira Pharmaceuticals, Inc., 2.375%, 4/01/2022, 144A	97,625

		4,872,812

	Railroads — 0.4%
415,000	Echo Global Logistics, Inc., 2.500%, 5/01/2020	399,178
275,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024, 144A	309,031

		708,209

	REITs – Mortgage — 0.1%
265,000	iStar, Inc., 3.125%, 9/15/2022, 144A	267,319

	Technology — 2.2%
130,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022	169,731
1,370,000	Finisar Corp., 0.500%, 12/15/2036, 144A	1,284,375
495,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021, 144A	751,781
1,210,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,134,871
115,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	111,119
450,000	Verint Systems, Inc., 1.500%, 6/01/2021	439,875

		3,891,752

	Total Convertible Bonds (Identified Cost $15,567,455)	15,728,355

	Total Bonds and Notes (Identified Cost $156,445,420)	161,930,518

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.8%
	Independent Energy — 0.3%
$531,086	Chesapeake Energy Corp., Term Loan, 3-month LIBOR + 7.500%, 8.814%, 8/23/2021(a)	$571,746

	Other Utility — 0.2%
237,569	PowerTeam Services LLC, 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.583%, 5/06/2020(a)	236,975
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(a)	94,406

		331,381

	Supermarkets — 0.3%
433,224	Albertsons LLC, USD 2017 Term Loan B4, 1-month LIBOR + 2.750%, 3.985%, 8/25/2021(a)	417,316

	Total Senior Loans (Identified Cost $1,296,007)	1,320,443

Shares
Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.0%
	Food & Beverage — 0.5%
9,229	Bunge Ltd., 4.875%	958,086

	Midstream — 0.4%
988	Chesapeake Energy Corp., 5.750%	602,680
20	Chesapeake Energy Corp., 5.750%, 144A	12,200
137	Chesapeake Energy Corp., 5.750%	78,347

		693,227

	Technology — 0.1%
1,889	Belden, Inc., 6.750%	204,125

	Total Convertible Preferred Stocks (Identified Cost $1,842,200)	1,855,438

Non-Convertible Preferred Stocks — 0.3%
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	325,064
7,500	iStar, Inc., Series F, 7.800%	188,700
550	iStar, Inc., Series G, 7.650%	13,959

		527,723

	Total Non-Convertible Preferred Stocks (Identified Cost $417,822)	527,723

	Total Preferred Stocks (Identified Cost $2,260,022)	2,383,161

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Other Investments — 1.0%
	Aircraft ABS — 1.0%
8,415	Aergen LLC(c)(e)(f)	$863,261
100	ECAF I Blocker Ltd.(c)(e)(f)	990,301

	Total Aircraft ABS (Identified Cost $1,841,500)	1,853,562

Common Stocks — 1.6%
	Media — 0.0%
4,113	Dex Media, Inc.(c)(e)(f)(i)(j)	23,855

	Oil, Gas & Consumable Fuels — 1.4%
24,185	Bonanza Creek Energy, Inc.(i)	797,863
8,265	Frontera Energy Corp.(i)	288,472
12,992	Halcon Resources Corp.(i)	88,346
14,882	Kinder Morgan, Inc.	285,437
3,403	Paragon Offshore Ltd., Litigation Units Class A(e)(f)(i)(l)	3,063
5,106	Paragon Offshore Ltd., Litigation Units Class B(e)(f)(i)(m)	96,161
3,403	Paragon Offshore Ltd.(e)(f)(i)	55,299
1,725	Rex Energy Corp.(i)	4,657
162,248	Whiting Petroleum Corp.(i)	885,874

		2,505,172

	Pharmaceuticals — 0.2%
5,539	Bristol-Myers Squibb Co.	353,056

	Total Common Stocks (Identified Cost $7,587,253)	2,882,083

Warrants — 0.0%
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(i)	1,940
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(e)(f)(i)	—

	Total Warrants (Identified Cost $—)	1,940

Principal Amount (‡)
Short-Term Investments — 3.5%
$6,240,308	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $6,240,485 on 10/02/2017 collateralized by $6,050,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $6,367,123 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,240,308)	6,240,308

	Total Investments — 98.6% (Identified Cost $175,670,510)	176,612,015
	Other assets less liabilities — 1.4%	2,595,898

	Net Assets — 100.0%	$179,207,913

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017, interest payments were made in cash.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $3,391,903 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $2,031,952 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Non-income producing security.
(j)	Security subject to restrictions on resale. This security was acquired on August 12, 2016 at a cost of $20,040. At September 30, 2017, the value of this security amounted to $23,855 or less than 0.1% of net assets.
(k)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(l)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $25,887. At September 30, 2017, the value of this security amounted to $3,063 or less than 0.1% of net assets.
(m)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $517,958. At September 30, 2017, the value of this security amounted to $96,161 or 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $71,664,260 or 40.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
TRY	Turkish Lira

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2017

Independent Energy	8.6%
Cable Satellite	7.3
Technology	7.0
Healthcare	5.9
Midstream	5.4
Banking	4.3
Finance Companies	4.2
Pharmaceuticals	4.0
Wireless	3.6
Government Owned - No Guarantee	3.0
Metals & Mining	2.9
Wirelines	2.7
Food & Beverage	2.3
Aerospace & Defense	2.2
Home Construction	2.0
Supranational	2.0
Media Entertainment	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	3.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 99.0% of Net Assets
	ABS Car Loan — 11.6%
$3,862	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	$3,862
375,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	378,692
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	153,896
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	72,899
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	159,406
555,000	Americredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021	550,995
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	110,206
300,000	AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.400%, 5/18/2022	300,845
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/2023	169,496
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	210,673
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	363,191
365,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	367,935
3,962	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	3,961
520,000	California Republic Auto Recievables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022	521,721
163,064	Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/2019	163,096
36,399	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	36,379
1,000,000	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(d)	999,716
325,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	324,063
465,000	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	467,733
125,000	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	124,806
275,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	275,707
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	805,838
275,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	274,316
185,733	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	186,600
362,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	365,674

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$470,000	Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.370%, 11/16/2020, 144A	$471,822
230,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	232,443
275,000	Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.610%, 8/16/2021, 144A	276,044
107,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	108,933
335,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	341,143
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	264,859
440,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	440,939
90,000	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	90,030
350,000	DT Auto Owner Trust, Series 2017-3A, Class B, 2.400%, 5/17/2021, 144A	349,722
300,000	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	299,805
260,000	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	259,944
315,000	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	314,580
290,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	292,299
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	199,374
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	135,374
160,000	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	160,221
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	231,875
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A	699,572
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	115,840
590,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	589,799
275,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	274,731
490,000	Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/2020, 144A	488,882
275,000	Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A3, 1.880%, 8/17/2020, 144A	275,377
900,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.970%, 7/15/2020, 144A(d)	901,188
595,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	595,076
120,000	NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.190%, 9/15/2021, 144A	119,665
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	510,578
71,873	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	71,872
505,000	Prestige Auto Receivables Trust, Series 2016-2A, Class A3, 1.760%, 1/15/2021, 144A	503,265
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	189,585

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$500,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.890%, 6/15/2021	$499,261
165,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.100%, 6/15/2021	165,008
265,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	265,412
800,000	Westlake Automobile Receivables Trust, Series 2016-3A, Class B, 2.070%, 12/15/2021, 144A	798,328
295,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class B, 2.300%, 10/17/2022, 144A	295,554
103,847	World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.140%, 1/15/2020	103,725
1,330,000	World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.930%, 9/15/2022(d)	1,330,026
110,000	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	109,777

		20,763,634

	ABS Credit Card — 3.3%
605,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022	605,821
630,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022	630,907
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	419,392
745,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(d)	747,145
1,085,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/2022(d)	1,071,521
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	267,174
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022	467,288
501,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	510,195
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	551,534
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(d)	730,242

		6,001,219

	ABS Home Equity — 1.1%
418,559	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	433,437
296,368	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	298,135
207,353	Colony American Homes, Series 2014-1A, Class A, 1-month LIBOR + 1.150%, 2.384%, 5/17/2031, 144A(a)	208,221
19,148	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.956%, 7/25/2021(c)	18,609

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$12,743	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	$12,876
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.087%, 10/25/2027(a)	510,792
176,107	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	176,015
156,218	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(c)	156,905
69,212	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 3.296%, 5/01/2035(c)	70,851

		1,885,841

	ABS Other — 2.0%
131,625	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	131,832
26,173	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	26,065
270,000	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	269,822
414,615	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(c)	418,361
30,760	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	30,795
385,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	388,767
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	358,278
343,083	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	342,144
211,606	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	221,571
179,155	Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	180,143
176,458	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	176,453
78,593	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	78,407
179,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	178,255
795,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, 9/20/2021, 144A(d)	797,171

		3,598,064

	ABS Student Loan — 0.9%
199,952	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	199,027
313,842	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 2.114%, 7/25/2025(a)	314,366
100,238	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	100,298
368,815	SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, 8/25/2033, 144A	369,556
295,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	297,218
276,564	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 2.314%, 7/25/2025(a)	278,569

		1,559,034

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — 0.7%
$580,000	General Dynamics Corp., 2.625%, 11/15/2027	$561,299
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	448,992
270,000	Textron, Inc., 3.375%, 3/01/2028	268,069

		1,278,360

	Agency Commercial Mortgage-Backed Securities — 2.1%
648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(c)	685,760
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(c)	533,937
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	705,818
1,014,484	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019(d)	1,012,852
625,673	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1-month LIBOR + 0.700%, 1.932%, 11/25/2022(a)	628,222
161,033	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	160,965

		3,727,554

	Airlines — 0.0%
59,516	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	65,156

	Automotive — 3.9%
500,000	American Honda Finance Corp., MTN, 1.200%, 7/12/2019	495,467
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	425,938
585,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	574,741
740,000	Daimler Finance North America LLC, 2.200%, 5/05/2020, 144A	740,875
220,000	Daimler Finance North America LLC, 2.450%, 5/18/2020, 144A	221,545
45,000	Delphi Automotive PLC, 3.150%, 11/19/2020	46,042
360,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	360,284
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	667,181
955,000	General Motors Co., 3-month LIBOR + 0.800%, 2.112%, 8/07/2020(a)	955,861
730,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	728,680
930,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	932,197
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	148,189
660,000	Toyota Motor Credit Corp., 2.150%, 9/08/2022	652,682

		6,949,682

	Banking — 17.9%
530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	527,546
955,000	American Express Co., 2.500%, 8/01/2022	953,906
915,000	ANZ New Zealand (Int’l) Ltd., 2.200%, 7/17/2020, 144A	915,750
116,000	Bank of America Corp., MTN, 6.875%, 4/25/2018	119,339
365,000	Bank of Montreal, MTN, 1.500%, 7/18/2019	362,685
545,000	Bank of Montreal, MTN, 2.100%, 12/12/2019	546,956
875,000	Bank of Montreal, MTN, 2.350%, 9/11/2022	866,207
1,080,000	Bank of New York Mellon Corp. (The), MTN, (fixed rate to 5/16/2022, variable rate thereafter), 2.661%, 5/16/2023	1,084,484

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$740,000	Bank of Nova Scotia, 2.150%, 7/14/2020	$742,009
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	449,750
930,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	934,354
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	491,853
750,000	Capital One Financial Corp., 2.500%, 5/12/2020	753,492
435,000	Citigroup, Inc., 2.750%, 4/25/2022	437,092
215,000	Citigroup, Inc., 2.900%, 12/08/2021	217,649
625,000	Citizens Bank NA, 2.250%, 3/02/2020	625,827
430,000	Citizens Bank NA, Series BKNT, 2.500%, 3/14/2019	433,032
250,000	Comerica Bank, 2.500%, 6/02/2020	251,363
970,000	Commonwealth Bank of Australia, 1.750%, 11/07/2019, 144A	965,005
615,000	Commonwealth Bank of Australia, 3.150%, 9/19/2027, 144A	609,393
595,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	595,179
615,000	Credit Suisse Group AG, (fixed rate to 12/14/2022, variable rate thereafter), 2.997%, 12/14/2023, 144A	613,175
735,000	Danske Bank AS, 2.200%, 3/02/2020, 144A	736,618
1,060,000	Deutsche Bank AG, 2.700%, 7/13/2020	1,064,299
780,000	Fifth Third Bank, Series BKNT, 1.625%, 9/27/2019	775,201
215,000	Goldman Sachs Group, Inc. (The), 2.750%, 9/15/2020	217,778
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	186,317
580,000	Intesa Sanpaolo SpA, 3.125%, 7/14/2022, 144A	581,431
1,035,000	JPMorgan Chase & Co., 3-month LIBOR + 0.550%, 1.867%, 3/09/2021(a)	1,035,859
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	582,852
555,000	Key Bank NA, Series BKNT, 1.600%, 8/22/2019	552,023
910,000	KeyBank N.A., 2.400%, 6/09/2022	906,296
460,000	Mizuho Bank Ltd., 1.800%, 3/26/2018, 144A	459,931
670,000	Mizuho Financial Group, Inc., 3.170%, 9/11/2027	655,728
855,000	Morgan Stanley, Series 3NC2, 3-month LIBOR + 0.800%, 2.109%, 2/14/2020(a)	859,351
295,000	National Bank of Canada, 2.100%, 12/14/2018	295,693
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	536,522
845,000	Nordea Bank AB, 2.125%, 5/29/2020, 144A	845,828
315,000	Northern Trust Corp., (fixed rate to 5/8/2027, variable rate thereafter), 3.375%, 5/08/2032	315,116
652,000	Royal Bank of Canada, GMTN, 1.625%, 4/15/2019	649,983
855,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022, 144A	871,109
605,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	608,358
475,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	476,840
525,000	Svenska Handelsbanken AB, Series BKNT, 1.500%, 9/06/2019	521,349
840,000	U.S. Bank NA, 2.000%, 1/24/2020	842,262
920,000	UBS AG, 2.200%, 6/08/2020, 144A	921,932
455,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	466,404
855,000	Wells Fargo & Co., MTN, 2.625%, 7/22/2022	856,430
755,000	Wells Fargo & Co., MTN, 3.300%, 9/09/2024	767,433
770,000	Wells Fargo Bank NA, 1.750%, 5/24/2019	769,467
375,000	Westpac Banking Corp., 2.500%, 6/28/2022	374,820

		32,229,276

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Brokerage — 0.5%
$335,000	CBOE Holdings, Inc., 1.950%, 6/28/2019	$334,665
480,000	E*TRADE Financial Corp., 2.950%, 8/24/2022	481,067

		815,732

	Building Materials — 0.4%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	108,599
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 1.965%, 5/22/2020(a)	602,426
40,000	Masco Corp., 3.500%, 4/01/2021	41,075
4,000	Masco Corp., 7.125%, 3/15/2020	4,440

		756,540

	Cable Satellite — 0.5%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	320,704
645,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	640,953

		961,657

	Chemicals — 0.3%
107,000	Airgas, Inc., 3.050%, 8/01/2020	109,443
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,526
385,000	EI du Pont de Nemours & Co., 2.200%, 5/01/2020	387,478
45,000	Methanex Corp., 3.250%, 12/15/2019	45,414

		551,861

	Collateralized Mortgage Obligations — 1.7%
211,826	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	211,488
143,787	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	143,536
345,087	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	344,338
555,860	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	544,559
577,472	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)	584,481
1,220,658	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)(d)	1,223,367

		3,051,769

	Construction Machinery — 0.6%
174,000	John Deere Capital Corp., 2.450%, 9/11/2020	175,984
565,000	John Deere Capital Corp., MTN, 2.800%, 9/08/2027	555,480
350,000	John Deere Capital Corp., MTN, 1.950%, 6/22/2020	350,354

		1,081,818

	Consumer Cyclical Services — 1.2%
225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	226,840
885,000	Expedia, Inc., 3.800%, 2/15/2028, 144A	877,185
1,020,000	Western Union Co. (The), 3.600%, 3/15/2022	1,035,571

		2,139,596

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — 0.2%
$120,000	Church & Dwight Co., Inc., 2.450%, 8/01/2022	$119,552
170,000	Hasbro, Inc., 3.500%, 9/15/2027	168,484

		288,036

	Diversified Manufacturing — 0.7%
620,000	Eaton Corp., 3.103%, 9/15/2027	612,518
80,000	Snap-on, Inc., 4.250%, 1/15/2018	80,588
615,000	United Technologies Corp., 2.800%, 5/04/2024	615,550

		1,308,656

	Electric — 2.5%
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	118,101
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,034,794
451,000	Exelon Corp., 2.450%, 4/15/2021	451,040
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	182,166
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	124,029
395,000	Fortis, Inc., 2.100%, 10/04/2021	387,828
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	195,175
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	684,546
280,000	NextEra Energy Capital Holdings, Inc., 1.649%, 9/01/2018	279,878
273,000	Southern Co. (The), 2.750%, 6/15/2020	277,499
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	716,894

		4,451,950

	Finance Companies — 0.4%
665,000	Ares Capital Corp., 3.500%, 2/10/2023	657,584

	Financial Other — 0.6%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	406,527
615,000	ORIX Corp., 2.900%, 7/18/2022	617,335

		1,023,862

	Food & Beverage — 1.8%
9,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	9,397
210,000	Dr Pepper Snapple Group, Inc., 3.430%, 6/15/2027, 144A	211,086
950,000	Kraft Heinz Food Co., 3-month LIBOR + 0.570%, 1.879%, 2/10/2021(a)	950,854
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020, 144A	844,474
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	142,666
1,070,000	Tyson Foods, Inc., 3-month LIBOR + 0.450%, 1.768%, 5/30/2019(a)	1,071,572

		3,230,049

	Government Owned – No Guarantee — 1.1%
445,000	Petroleos Mexicanos, 6.375%, 2/04/2021	487,502
155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	176,312
625,000	Sinopec Group, 3.250%, 9/13/2027, 144A	618,212
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	771,631

		2,053,657

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 1.2%
$41,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$41,134
750,000	Becton, Dickinson and Co., 2.133%, 6/06/2019	752,065
640,000	Cardinal Health, Inc., 1.948%, 6/14/2019	640,255
390,000	Express Scripts Holding Co., 3.500%, 6/15/2024	395,719
183,000	Life Technologies Corp., 6.000%, 3/01/2020	198,824
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	99,395

		2,127,392

	Hybrid ARMs — 0.1%
55,884	FHLMC, 1-year CMT + 2.248%, 3.111%, 1/01/2035(a)	58,979
155,491	FHLMC, 1-year CMT + 2.495%, 3.268%, 5/01/2036(a)	165,295

		224,274

	Independent Energy — 0.5%
240,000	Concho Resources, Inc., 3.750%, 10/01/2027	241,068
107,000	ConocoPhillips Co., 2.875%, 11/15/2021	109,008
179,000	Encana Corp., 6.500%, 5/15/2019	190,485
445,000	EQT Corp., 3.900%, 10/01/2027	445,078

		985,639

	Integrated Energy — 1.4%
620,000	BP Capital Markets PLC, 3.279%, 9/19/2027	619,398
845,000	Cenovus Energy, Inc., 4.250%, 4/15/2027, 144A	837,803
1,030,000	Chevron Corp., 1.991%, 3/03/2020	1,033,876

		2,491,077

	Life Insurance — 1.9%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	84,880
535,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	539,246
535,000	Athene Global Funding, 3.000%, 7/01/2022, 144A	532,841
655,000	Brighthouse Financial, Inc., 3.700%, 6/22/2027, 144A	643,129
830,000	Jackson National Life Global Funding, 2.200%, 1/30/2020, 144A	830,632
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	345,379
63,000	Unum Group, 5.625%, 9/15/2020	68,612
295,000	Voya Financial, Inc., 3.125%, 7/15/2024	291,137

		3,335,856

	Media Entertainment — 0.9%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	94,464
230,000	Discovery Communications LLC, 3.950%, 3/20/2028	228,352
715,000	Moody’s Corp., 3-month LIBOR + 0.350%, 1.666%, 9/04/2018(a)	716,261
112,000	S&P Global, Inc, 3.300%, 8/14/2020	114,892
480,000	Walt Disney Co. (The), MTN, 1.950%, 3/04/2020	481,600

		1,635,569

	Metals & Mining — 0.0%
40,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	43,015
31,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	32,893

		75,908

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — 0.6%
$155,000	Enbridge, Inc., 3.500%, 6/10/2024	$157,400
255,000	Energy Transfer LP, 2.500%, 6/15/2018	256,001
60,000	Energy Transfer LP, 4.900%, 2/01/2024	63,639
255,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	264,324
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	160,613
143,000	Williams Partners LP, 3.600%, 3/15/2022	147,747

		1,049,724

	Mortgage Related — 4.4%
4,429	FHLMC, 3.000%, 10/01/2026	4,555
462	FHLMC, 6.500%, 1/01/2024	512
82	FHLMC, 8.000%, 7/01/2025	91
167	FNMA, 6.000%, 9/01/2021	170
421,390	GNMA, 4.288%, 2/20/2063(c)	437,884
231,799	GNMA, 4.297%, 2/20/2063(c)	242,097
293,208	GNMA, 4.412%, with various maturities in 2066(b)(c)	320,122
103,536	GNMA, 4.426%, 9/20/2066(c)	112,877
68,453	GNMA, 4.448%, 11/20/2066(c)	74,677
188,183	GNMA, 4.466%, 10/20/2062(c)	195,558
185,432	GNMA, 4.467%, 5/20/2062(c)	191,347
117,522	GNMA, 4.477%, 11/20/2066(c)	128,545
67,617	GNMA, 4.479%, 8/20/2066(c)	73,749
434,326	GNMA, 4.498%, 4/20/2063(c)	452,691
247,579	GNMA, 4.504%, 5/20/2062(c)	255,320
226,201	GNMA, 4.518%, 4/20/2063(c)	235,976
113,837	GNMA, 4.522%, 10/20/2066(c)	124,712
1,115,841	GNMA, 4.534%, 4/20/2067(c)(d)	1,232,463
187,574	GNMA, 4.539%, 9/20/2066(c)	206,266
193,924	GNMA, 4.559%, 3/20/2062(c)	199,947
100,902	GNMA, 4.562%, 10/20/2066(c)	111,346
220,484	GNMA, 4.563%, 3/20/2063(c)	230,148
506,922	GNMA, 4.566%, 7/20/2067(c)(d)	557,642
174,141	GNMA, 4.580%, 6/20/2062(c)	179,611
254,434	GNMA, 4.581%, 2/20/2063(c)	264,736
842,190	GNMA, 4.594%, 1/20/2067(c)(d)	931,912
349,770	GNMA, 4.599%, 11/20/2064(c)	362,027
141,452	GNMA, 4.602%, 7/20/2062(c)	146,021
142,822	GNMA, 4.683%, 8/20/2061(c)	145,168
474,585	GNMA, 4.684%, 5/20/2064(c)	515,813
1,502	GNMA, 6.500%, 12/15/2023	1,657
191	GNMA, 8.500%, 9/15/2022	192
493	GNMA, 9.500%, 1/15/2019	499

		7,936,331

	Natural Gas — 0.5%
965,000	Sempra Energy, 1.625%, 10/07/2019	958,915

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 7.5%
$565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(d)	$581,140
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	515,359
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	365,292
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(d)	1,007,096
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(c)	276,350
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	535,747
84,913	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	85,969
232,393	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	235,307
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	215,184
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	492,496
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1-month LIBOR + 0.850%, 2.087%, 2/13/2032, 144A(a)	730,342
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	294,745
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	544,389
280,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	285,902
380,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	393,625
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	89,075
107,224	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)	107,462
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	336,971
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	352,623
216,993	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	222,691
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	359,557
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	125,709
43,022	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)	43,086
459,170	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1-month LIBOR + 1.700%, 2.927%, 7/15/2036, 144A(a)	460,174
259,993	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	259,774

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219%, 7/15/2046(c)	$258,035
263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	274,459
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	132,391
185,000	SCG Trust, Series 2013-SRP1, Class B, 1-month LIBOR + 2.500%, 3.977%, 11/15/2026, 144A(a)	182,195
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	500,322
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(d)	583,253
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	206,407
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(d)	1,329,615
174,460	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1-month LIBOR + 1.122%, 2.356%, 11/15/2029, 144A(a)	174,459
178,764	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	186,095
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	347,389
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047	365,094

		13,455,779

	Pharmaceuticals — 0.7%
22,000	Amgen, Inc., 2.200%, 5/22/2019	22,102
425,000	Novartis Capital Corp. (The), 1.800%, 2/14/2020	425,142
775,000	Shire Acquisitions Investments Ireland DAC, 1.900%, 9/23/2019	773,468

		1,220,712

	Property & Casualty Insurance — 0.3%
310,000	Kemper Corp., 4.350%, 2/15/2025	314,256
235,000	RenaissanceRe Finance, Inc., 3.450%, 7/01/2027	231,612

		545,868

	Railroads — 0.3%
206,000	CSX Corp., 3.700%, 10/30/2020	214,619
27,000	CSX Corp., 6.150%, 5/01/2037	34,557
215,000	Union Pacific Corp., 3.646%, 2/15/2024	226,830

		476,006

	REITs – Health Care — 0.4%
31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	31,522
290,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	297,250
465,000	Omega Healthcare Investors, Inc., 4.750%, 1/15/2028	466,849

		795,621

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Shopping Centers — 0.5%
$480,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	$477,616
435,000	Kimco Realty Corp., 3.800%, 4/01/2027	439,339

		916,955

	REITs – Single Tenant — 0.2%
315,000	Select Income REIT, 4.250%, 5/15/2024	315,984

	Restaurants — 0.6%
1,030,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,037,415

	Retailers — 0.6%
1,080,000	Costco Wholesale Corp., 2.750%, 5/18/2024	1,082,462

	Sovereigns — 0.6%
680,000	Kingdom of Saudi Arabia, 3.625%, 3/04/2028, 144A	678,273
465,000	Republic of South Africa, 4.850%, 9/27/2027	460,196

		1,138,469

	Technology — 3.4%
45,000	Apple, Inc., 2.250%, 2/23/2021	45,362
380,000	Apple, Inc., 3.000%, 2/09/2024	389,405
455,000	Arrow Electronics, Inc., 3.250%, 9/08/2024	449,882
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022, 144A	455,201
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	610,207
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	126,944
246,000	HP, Inc., 4.300%, 6/01/2021	260,659
665,000	IBM Credit LLC, 2.200%, 9/08/2022	659,516
89,000	Jabil, Inc., 5.625%, 12/15/2020	96,405
22,000	Jabil, Inc., 8.250%, 3/15/2018	22,538
885,000	NetApp, Inc., 2.000%, 9/27/2019	884,723
385,000	Pitney Bowes, Inc., 3.875%, 5/15/2022	378,804
425,000	Pitney Bowes, Inc., 4.700%, 4/01/2023	417,896
655,000	Seagate HDD Cayman, 4.875%, 3/01/2024, 144A	645,544
725,000	Xerox Corp., 3.625%, 3/15/2023	718,930

		6,162,016

	Tobacco — 0.0%
5,000	Philip Morris International, Inc., 5.650%, 5/16/2018	5,127

	Transportation Services — 0.2%
430,000	TTX Co., 2.600%, 6/15/2020, 144A	431,900

	Treasuries — 15.0%
7,200,000	U.S. Treasury Bond, 2.250%, 8/15/2027	7,151,063
13,435,000	U.S. Treasury Note, 1.625%, 8/31/2022	13,250,269
3,585,000	U.S. Treasury Note, 1.875%, 8/31/2022	3,575,757
2,990,000	U.S. Treasury Note, 2.250%, 1/31/2024	3,016,279

		26,993,368

	Wirelines — 1.2%
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	395,944
790,000	Orange S.A., 1.625%, 11/03/2019	784,597

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
Wirelines — continued
$870,000	Verizon Communications, Inc., 4.125%, 3/16/2027	$907,770

2,088,311

	Total Bonds and Notes (Identified Cost $178,001,785)	177,917,265

Short-Term Investments — 1.3%
2,392,787	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $2,392,855 on 10/02/2017 collateralized by $2,440,000 U.S. Treasury Note, 1.250% due 10/31/2019 valued at $2,442,108 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,392,787)	2,392,787

	Total Investments — 100.3% (Identified Cost $180,394,572)	180,310,052
	Other assets less liabilities — (0.3)%	(589,785)

	Net Assets — 100.0%	$179,720,267

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(c)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(d)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $50,025,767 or 27.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

At September 30, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/29/2017	80	$9,503,275	$9,400,000	$(103,275)

Industry Summary at September 30, 2017

Banking	17.9%
Treasuries	15.0
ABS Car Loan	11.6
Non-Agency Commercial Mortgage-Backed Securities	7.5
Mortgage Related	4.4
Automotive	3.9
Technology	3.4
ABS Credit Card	3.3
Electric	2.5
Agency Commercial Mortgage-Backed Securities	2.1
ABS Other	2.0
Other Investments, less than 2% each	25.4
Short-Term Investments	1.3

Total Investments	100.3
Other assets less liabilities (including futures contracts)	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 92.5% of Net Assets
	ABS Car Loan — 2.0%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,563,739
317,749	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	317,809
1,825,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,833,698
2,875,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	2,867,847
2,310,000	Flagship Credit Auto Trust, Series 2016-4, Class A2, 1.960%, 2/16/2021, 144A	2,311,430
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,500,447
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	731,080
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,496,696

		14,622,746

	ABS Home Equity — 0.5%
2,186,080	Home Partners of America Trust, Series 2016-1, Class A, 1-month LIBOR + 1.650%, 2.884%, 3/17/2033, 144A(a)	2,209,319
1,427,835	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(g)	1,434,114

		3,643,433

	ABS Student Loan — 0.0%
275,594	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 2.187%, 1/25/2039, 144A(a)	278,313

	Agency Commercial Mortgage-Backed Securities — 16.9%
4,214,203	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.162%, 11/25/2022(a)	4,216,131
1,000,000	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	997,294
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,277,790
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,548,375
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,148,592
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,797,383
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027(g)	2,660,113
3,441,337	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,449,820
679,226	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	681,419
2,541,425	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,553,057

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$7,727,120	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$7,759,202
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,314,705
2,689,397	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,734,974
4,100,025	FHLMC Multifamily Structured Pass Through Certificates, Series KABM, Class A, 1-month LIBOR + 0.700%, 1.932%, 9/25/2022(a)	4,107,441
1,064,430	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 1.562%, 11/25/2021(a)	1,063,593
8,700,404	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 1.882%, 1/25/2023(a)	8,719,476
4,027,154	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	4,005,377
19,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1-month LIBOR + 0.700%, 1.932%, 11/25/2022(a)	19,378,640
6,975,663	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	6,972,689
182,926	Government National Mortgage Association, Series 2003-72, Class Z, 5.265%, 11/16/2045(g)	194,044
159,379	Government National Mortgage Association, Series 2003-88, Class Z, 4.771%, 3/16/2046(g)	167,064

		125,747,179

	Collateralized Mortgage Obligations — 16.1%
76,091	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury - 0.200%, 1.810%, 5/15/2023(a)(b)(c)	73,634
50,312	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury - 0.650%, 1.540%, 8/15/2023(a)(b)(c)	49,678
193,448	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	208,308
467,004	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	475,669
864,326	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	876,418
1,507,662	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,678,855
2,245,294	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	2,448,581
1,824,700	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	1,954,298
1,667,766	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.024%, 6/15/2048(d)(g)	1,590,875
1,887,475	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.217%, 12/15/2036(d)(g)	1,988,184
775,121	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 3.334%, 6/15/2043(a)	756,323

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,551,718	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	$1,732,413
48,263	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury - 0.050%, 1.950%, 9/25/2022(a)(b)(c)	47,752
49,419	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury - 0.500%, 1.690%, 4/25/2024(a)(b)(c)	48,913
10,928	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.857%, 8/25/2042(b)(c)(g)	11,666
802,598	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	852,699
808,709	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 1.297%, 7/25/2037(a)	793,656
1,764,772	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.441%, 8/25/2038(g)	1,841,005
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 2.237%, 7/25/2043(a)	5,262,798
32,780	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury - 0.650%, 1.530%, 4/25/2023(a)(b)(c)	32,443
10,094	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.626%, 3/25/2044(b)(c)(g)	10,468
743,809	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 2.030%, 10/25/2044(a)	755,873
1,267,347	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 1.561%, 10/20/2060(a)	1,258,815
1,149,273	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 1.581%, 10/20/2060(a)	1,141,817
986,041	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 1.681%, 2/20/2061(a)	984,747
1,614,628	Government National Mortgage Association, Series 2012-124, Class HT, 7.269%, 7/20/2032(g)	1,809,322
1,215,475	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 1.681%, 5/20/2062(a)	1,216,766
1,139,014	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 1.751%, 8/20/2062(a)	1,138,620
4,380,387	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 1.731%, 10/20/2062(a)	4,385,288
3,673,455	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 1.731%, 12/20/2062(a)	3,678,932
4,423,893	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 1.581%, 3/20/2063(a)	4,404,586
3,207,897	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 1.631%, 3/20/2063(a)	3,199,522
10,999,057	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 1.880%, 4/20/2063(a)	11,087,838
6,376,841	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	6,366,694
4,273,066	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	4,265,601

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$3,165,989	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 1.531%, 4/20/2061(a)	$3,165,654
9,219,131	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	9,199,138
9,394,734	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	9,203,736
1,721,337	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 1.481%, 4/20/2065(a)	1,720,462
4,902,224	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 1.531%, 7/20/2065(a)	4,901,412
1,493,377	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 1.931%, 10/20/2065(a)	1,498,095
888,741	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 1.911%, 8/20/2061(a)	891,473
6,326,714	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)	6,403,502
4,551,299	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)	4,561,398
7,676,104	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 1.631%, 9/20/2063(a)	7,685,834
263,799	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 1.582%, 12/07/2020(a)	263,956
637,567	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 1.681%, 10/07/2020(a)	639,459
1,149,046	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 1.791%, 12/08/2020(a)	1,151,403
77,655	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 1.791%, 12/08/2020(a)	78,128

		119,792,707

	Hybrid ARMs — 12.4%
1,371,695	FHLMC, 1-year CMT + 2.285%, 2.881%, 2/01/2036(a)	1,451,190
698,129	FHLMC, 1-year CMT + 2.165%, 2.924%, 4/01/2036(a)	721,875
257,529	FHLMC, 1-year CMT + 2.221%, 2.955%, 9/01/2038(a)	270,984
2,705,529	FHLMC, 1-year CMT + 2.264%, 2.983%, 2/01/2036(a)	2,854,575
4,384,778	FHLMC, 1-year CMT + 2.252%, 3.054%, 3/01/2037(a)	4,621,115
878,901	FHLMC, 1-year CMT + 2.196%, 3.056%, 9/01/2038(a)	927,154
1,079,995	FHLMC, 1-year CMT + 2.245%, 3.089%, 3/01/2036(a)	1,140,599
432,881	FHLMC, 1-year CMT + 2.250%, 3.105%, 2/01/2035(a)	456,435
649,203	FHLMC, 6-month LIBOR + 1.731%, 3.106%, 6/01/2037(a)	668,829
101,963	FHLMC, 12-month LIBOR + 1.724%, 3.158%, 12/01/2037(a)	105,720
1,064,973	FHLMC, 1-year CMT + 2.249%, 3.218%, 9/01/2038(a)	1,122,313
1,801,538	FHLMC, 1-year CMT + 2.220%, 3.319%, 7/01/2033(a)	1,899,821
501,257	FHLMC, 12-month LIBOR + 1.640%, 3.386%, 11/01/2038(a)	523,048
1,843,306	FHLMC, 12-month LIBOR + 1.766%, 3.448%, 9/01/2035(a)	1,942,271
467,091	FHLMC, 12-month LIBOR + 1.900%, 3.534%, 12/01/2034(a)	493,883
518,531	FHLMC, 12-month LIBOR + 1.909%, 3.543%, 4/01/2037(a)	548,077
653,723	FHLMC, 12-month LIBOR + 1.856%, 3.564%, 11/01/2038(a)	690,175

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,672,402	FHLMC, 12-month LIBOR + 1.821%, 3.570%, 4/01/2037(a)	$1,753,922
801,117	FHLMC, 12-month LIBOR + 1.879%, 3.628%, 3/01/2038(a)	841,146
2,999,451	FHLMC, 12-month LIBOR + 1.897%, 3.646%, 9/01/2041(a)	3,138,918
521,266	FHLMC, 12-month LIBOR + 2.180%, 3.888%, 3/01/2037(a)	556,261
1,060,986	FNMA, 1-year CMT + 2.185%, 2.853%, 1/01/2036(a)	1,117,656
1,373,622	FNMA, 6-month LIBOR + 1.543%, 2.933%, 7/01/2035(a)	1,420,088
3,688,861	FNMA, 1-year CMT + 2.220%, 2.950%, 4/01/2034(a)	3,891,983
153,569	FNMA, 6-month LIBOR + 1.504%, 2.952%, 2/01/2037(a)	158,478
474,986	FNMA, 1-year CMT + 2.185%, 2.972%, 12/01/2034(a)	496,089
323,845	FNMA, 1-year CMT + 2.214%, 3.011%, 4/01/2033(a)	339,498
583,879	FNMA, 1-year CMT + 2.127%, 3.012%, 9/01/2034(a)	614,650
1,154,507	FNMA, 1-year CMT + 2.287%, 3.039%, 10/01/2033(a)	1,212,250
1,167,318	FNMA, 1-year CMT + 2.231%, 3.090%, 4/01/2034(a)	1,232,353
2,237,520	FNMA, 1-year CMT + 2.174%, 3.114%, 11/01/2033(a)	2,358,642
808,831	FNMA, 1-year CMT + 2.509%, 3.114%, 5/01/2035(a)	861,879
5,037,535	FNMA, 1-year CMT + 2.194%, 3.125%, 10/01/2034(a)	5,310,260
3,458,665	FNMA, 1-year CMT + 2.180%, 3.128%, 12/01/2040(a)	3,642,517
524,494	FNMA, 12-month LIBOR + 1.660%, 3.154%, 10/01/2033(a)	551,966
410,248	FNMA, 12-month LIBOR + 1.746%, 3.178%, 11/01/2035(a)	432,090
1,236,991	FNMA, 1-year CMT + 2.200%, 3.191%, 6/01/2036(a)	1,304,694
640,385	FNMA, 1-year CMT + 2.145%, 3.246%, 9/01/2036(a)	673,747
2,641,620	FNMA, 12-month LIBOR + 1.585%, 3.258%, 7/01/2035(a)	2,773,171
2,710,311	FNMA, 12-month LIBOR + 1.560%, 3.259%, 4/01/2037(a)	2,840,146
421,196	FNMA, 1-year CMT + 2.500%, 3.265%, 8/01/2036(a)	449,620
2,901,635	FNMA, 1-year CMT + 2.274%, 3.273%, 6/01/2037(a)	3,063,547
3,629,971	FNMA, 12-month LIBOR + 1.800%, 3.286%, 10/01/2041(a)	3,789,010
1,147,199	FNMA, 1-year CMT + 2.287%, 3.287%, 6/01/2033(a)	1,213,942
3,909,514	FNMA, 12-month LIBOR + 1.540%, 3.298%, 9/01/2037(a)	4,079,460
1,334,537	FNMA, 1-year CMT + 2.223%, 3.348%, 8/01/2035(a)	1,405,656
2,980,055	FNMA, 12-month LIBOR + 1.614%, 3.364%, 7/01/2038(a)	3,108,431
295,088	FNMA, 12-month LIBOR + 1.620%, 3.371%, 8/01/2035(a)	308,741
580,466	FNMA, 12-month LIBOR + 1.677%, 3.373%, 11/01/2036(a)	610,703
1,172,986	FNMA, 12-month LIBOR + 1.659%, 3.374%, 4/01/2037(a)	1,224,749
792,524	FNMA, 12-month LIBOR + 1.632%, 3.405%, 8/01/2034(a)	832,995
391,807	FNMA, 12-month LIBOR + 1.657%, 3.407%, 8/01/2038(a)	407,641
1,315,017	FNMA, 12-month LIBOR + 1.800%, 3.425%, 12/01/2041(a)	1,377,659
146,722	FNMA, 12-month LIBOR + 1.841%, 3.432%, 1/01/2037(a)	154,641
2,644,711	FNMA, 6-month LIBOR + 2.092%, 3.461%, 7/01/2037(a)	2,794,530
2,059,762	FNMA, 12-month LIBOR + 1.736%, 3.484%, 9/01/2037(a)	2,162,083
849,578	FNMA, 12-month LIBOR + 1.829%, 3.505%, 2/01/2037(a)	900,809
213,937	FNMA, 1-year CMT + 2.439%, 3.536%, 8/01/2033(a)	225,317
2,306,458	FNMA, 12-month LIBOR + 1.784%, 3.546%, 3/01/2037(a)	2,418,022
1,359,840	FNMA, 12-month LIBOR + 1.820%, 3.546%, 2/01/2047(a)	1,446,158
282,832	FNMA, 12-month LIBOR + 1.800%, 3.550%, 3/01/2034(a)	298,824
515,799	FNMA, 12-month LIBOR + 1.802%, 3.552%, 7/01/2041(a)	540,520
911,513	FNMA, 12-month LIBOR + 2.473%, 4.338%, 6/01/2035(a)	979,515

		91,753,041

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — 16.7%
$90,430	FHLMC, 3.000%, 10/01/2026	$93,007
644,634	FHLMC, 4.000%, with various maturities from 2024 to 2042(e)	679,401
409,121	FHLMC, 4.500%, with various maturities from 2025 to 2034(e)	433,225
181,179	FHLMC, 5.500%, 10/01/2023	191,935
195,218	FHLMC, COFI + 1.250%, 5.769%, 6/01/2020(a)	199,725
347,558	FHLMC, COFI + 1.250%, 5.903%, 8/01/2020(a)	357,874
147,642	FHLMC, COFI + 1.250%, 5.923%, 10/01/2020(a)	151,742
242,460	FHLMC, COFI + 1.250%, 5.953%, 11/01/2020(a)	250,171
11,663	FHLMC, 6.000%, 11/01/2019	11,945
309,295	FHLMC, 6.500%, 12/01/2034	348,965
356	FHLMC, 7.500%, 6/01/2026	395
8,460	FHLMC, 11.500%, 4/01/2020	8,565
168,888	FNMA, 3.000%, 3/01/2042	170,306
1,802,271	FNMA, 5.000%, with various maturities from 2037 to 2038(e)	1,985,949
985,666	FNMA, 5.500%, with various maturities from 2018 to 2033(e)	1,076,744
1,166,532	FNMA, 6.000%, with various maturities from 2017 to 2022(e)	1,236,447
208,159	FNMA, 6.500%, with various maturities from 2032 to 2037(e)	231,430
7,056	FNMA, 7.000%, 12/01/2022	7,068
78,597	FNMA, 7.500%, with various maturities from 2030 to 2032(e)	86,126
3,888,902	GNMA, 1-month LIBOR + 1.719%, 2.965%, 2/20/2061(a)	4,055,947
2,915,674	GNMA, 1-month LIBOR + 1.890%, 3.122%, 2/20/2063(a)	3,054,076
3,956,361	GNMA, 1-month LIBOR + 2.165%, 3.385%, 3/20/2063(a)	4,161,564
958,706	GNMA, 1-month LIBOR + 2.269%, 3.486%, 5/20/2065(a)	1,026,964
1,111,008	GNMA, 1-month LIBOR + 2.274%, 3.489%, 6/20/2065(a)	1,193,862
2,188,834	GNMA, 1-month LIBOR + 2.364%, 3.597%, 2/20/2063(a)	2,309,714
1,880,983	GNMA, 4.430%, 3/20/2063(g)	1,959,614
1,663,588	GNMA, 4.441%, 2/20/2063(g)	1,731,073
3,272,430	GNMA, 4.445%, 6/20/2063(g)	3,431,676
3,701,347	GNMA, 4.477%, 2/20/2062(g)	3,806,172
4,306,144	GNMA, 4.492%, 10/20/2065(g)	4,688,944
3,554,976	GNMA, 4.519%, 12/20/2061(g)	3,647,130
13,207,030	GNMA, 4.520%, 12/20/2061(g)	13,515,165
6,436,674	GNMA, 4.540%, 12/20/2062(g)	6,685,089
1,625,733	GNMA, 4.559%, 3/20/2062(g)	1,676,225
3,479,634	GNMA, 4.580%, 6/20/2062(g)	3,588,915
10,450,883	GNMA, 4.585%, 11/20/2062(g)	10,835,675
1,330,677	GNMA, 4.586%, 4/20/2063(g)	1,388,309
612,901	GNMA, 4.588%, 7/20/2063(g)	656,744
854,450	GNMA, 4.592%, 8/20/2061(g)	873,377
2,093,971	GNMA, 4.604%, 2/20/2066(g)	2,270,849
1,873,960	GNMA, 4.632%, 3/20/2064(g)	2,012,573
1,371,026	GNMA, 4.635%, 3/20/2062(g)	1,409,277
417,480	GNMA, 4.654%, 1/20/2064(g)	449,958
5,587,103	GNMA, 4.671%, 2/20/2062(g)	5,740,066
7,122,486	GNMA, 4.683%, with various maturities from 2061 to 2063(e)(g)	7,366,104
1,562,550	GNMA, 4.684%, 5/20/2064(g)	1,698,292
2,524,957	GNMA, 4.685%, 2/20/2062(g)	2,589,577

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$865,138	GNMA, 4.699%, 6/20/2061(g)	$877,781
5,050,086	GNMA, 4.700%, with various maturities in 2061(e)(g)	5,138,809
957,647	GNMA, 4.716%, 3/20/2061(g)	971,494
973,625	GNMA, 4.737%, 8/20/2062(g)	1,001,375
375,511	GNMA, 5.018%, 4/20/2061(g)	388,552
16,783	GNMA, 6.000%, 12/15/2031	19,247
65,764	GNMA, 6.500%, 5/15/2031	75,355
68,685	GNMA, 7.000%, 10/15/2028	76,080
3,872,523	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 1.701%, 2/20/2065(a)	3,861,734
5,895,032	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 1.461%, 5/20/2065(a)	5,844,949

		123,599,327

	Non-Agency Commercial Mortgage-Backed Securities — 4.5%
3,445,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2016-ASHF, Class A, 1-month LIBOR + 1.900%, 3.127%, 12/15/2033, 144A(a)	3,463,120
478,172	Barclays Commercial Mortgage Securities, Series 2015-RRI, Class A, 1-month LIBOR + 1.250%, 2.477%, 5/15/2032, 144A(a)	478,473
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,311,828
2,520,717	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class A, 1-month LIBOR + 1.370%, 2.604%, 10/15/2031, 144A(a)	2,529,094
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,576,902
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,444,863
1,399,000	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,489,869
1,177,707	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)	1,180,319
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,633,376
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1-month LIBOR + 0.900%, 2.134%, 10/15/2029, 144A(a)	5,536,727
202,755	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)	203,059
3,633,627	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1-month LIBOR + 1.700%, 2.927%, 7/15/2036, 144A(a)	3,641,569
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,069,135
3,700,000	Starwood Retail Property Trust, Inc., 1-month LIBOR + 1.220%, 2.454%, 11/15/2027, 144A(a)	3,692,613

		33,250,947

	Sovereigns — 0.3%
1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	1,966,104

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 23.1%
$7,100,000	U.S. Treasury Note, 0.875%, 7/31/2019	$7,025,949
20,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	19,923,366
25,890,000	U.S. Treasury Note, 1.125%, 8/31/2021	25,234,659
4,145,000	U.S. Treasury Note, 1.375%, 1/31/2021	4,101,121
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,398,202
9,730,000	U.S. Treasury Note, 1.750%, 9/30/2022	9,640,302
7,895,000	U.S. Treasury Note, 1.875%, 4/30/2022	7,887,907
1,395,000	U.S. Treasury Note, 1.875%, 7/31/2022	1,391,949
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	17,120,679
16,230,000	U.S. Treasury Note, 2.125%, 9/30/2024	16,186,889
14,520,000	U.S. Treasury Note, 2.000%, 11/15/2026	14,149,627
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	14,113,865
26,120,000	U.S. Treasury Note, 2.250%, 1/31/2024	26,349,570

		171,524,085

	Total Bonds and Notes (Identified Cost $694,606,720)	686,177,882

Short-Term Investments — 13.0%
7,310,000	Federal Home Loan Bank Discount Notes, 0.850%-0.990%, 10/02/2017(f)	7,310,000
7,435,000	Federal Home Loan Bank Discount Notes, 0.950%, 10/05/2017(f)	7,434,383
6,755,000	Federal Home Loan Bank Discount Notes, 0.950%, 10/06/2017(f)	6,754,257
16,250,000	Federal Home Loan Bank Discount Notes, 0.985%, 10/31/2017(f)	16,237,032
9,805,000	Federal Home Loan Bank Discount Notes, 1.070%, 11/02/2017(f)	9,796,558
33,360,000	Federal National Mortgage Association Discount Notes, 0.900%-0.950%, 10/02/2017(f)	33,360,000
4,131,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $4,132,092 on 10/02/2017 collateralized by $4,005,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $4,214,930 including accrued interest (Note 2 of Notes to Financial Statements)	4,131,975
1,390,000	U.S. Treasury Bills, 1.025%, 12/07/2017(f)	1,387,490
9,795,000	U.S. Treasury Bills, 1.036%, 02/01/2018(f)	9,759,648

	Total Short-Term Investments (Identified Cost $96,169,819)	96,171,343

	Total Investments — 105.5% (Identified Cost $790,776,539)	782,349,225
	Other assets less liabilities — (5.5)%	(40,581,627)

	Net Assets — 100.0%	$741,767,598

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $274,554 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(d)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $44,704,539 or 6.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasuries
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Index
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2017

Treasuries	23.1%
Agency Commercial Mortgage-Backed Securities	16.9
Mortgage Related	16.7
Collateralized Mortgage Obligations	16.1
Hybrid ARMs	12.4
Non-Agency Commercial Mortgage-Backed Securities	4.5
ABS Car Loan	2.0
Other Investments, less than 2% each	0.8
Short-Term Investments	13.0

Total Investments	105.5
Other assets less liabilities	(5.5)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  62

Statements of Assets and Liabilities

September 30, 2017

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$175,670,510	$180,394,572	$790,776,539
Net unrealized appreciation (depreciation)	941,505	(84,520)	(8,427,314)

Investments at value	176,612,015	180,310,052	782,349,225
Cash	62,338	4,057,303	—
Due from brokers (Note 2)	—	60,000	—
Foreign currency at value (identified cost $40,801, $0 and $0, respectively)	41,276	—	—
Receivable for Fund shares sold	813,835	365,354	1,027,897
Receivable for securities sold	228,039	5,471,875	42,397,492
Dividends and interest receivable	2,385,968	652,050	2,583,787
Tax reclaims receivable	1,280	305	—
Prepaid expenses (Note 8)	232	247	731

TOTAL ASSETS	180,144,983	190,917,186	828,359,132

LIABILITIES
Payable for securities purchased	573,104	10,959,923	84,188,709
Payable for Fund shares redeemed	65,462	27,312	1,456,159
Payable for variation margin on futures contracts (Note 2)	—	13,125	—
Distributions payable	—	—	229,846
Management fees payable (Note 6)	67,126	11,066	209,625
Deferred Trustees’ fees (Note 6)	149,738	102,583	297,934
Administrative fees payable (Note 6)	6,532	6,698	27,431
Payable to distributor (Note 6d)	2,420	1,262	4,522
Other accounts payable and accrued expenses	72,688	74,950	177,308

TOTAL LIABILITIES	937,070	11,196,919	86,591,534

NET ASSETS	$179,207,913	$179,720,267	$741,767,598

NET ASSETS CONSIST OF:
Paid-in capital	$179,763,967	$181,077,241	$771,874,059
Undistributed (Distributions in excess of) net investment income	(357,359)	(24,507)	367,737
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(1,139,590)	(1,144,672)	(22,046,884)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	940,895	(187,795)	(8,427,314)

NET ASSETS	$179,207,913	$179,720,267	$741,767,598

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2017

	High Income Fund		Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$34,039,331		$21,827,511	$336,226,724

Shares of beneficial interest	7,783,979		2,120,486	29,694,359

Net asset value and redemption price per share	$4.37		$10.29	$11.32

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.56		$10.75	$11.58

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,227,332		$3,225,055	$43,319,090

Shares of beneficial interest	2,560,461		313,176	3,822,512

Net asset value and offering price per share	$4.38		$10.30	$11.33

Class N shares:
Net assets	$1,092		$—	$1,899,604

Shares of beneficial interest	250		—	167,284

Net asset value, offering and redemption price per share	$4.36	(a)	$—	$11.36

Class Y shares:
Net assets	$133,940,158		$154,667,701	$360,322,180

Shares of beneficial interest	30,708,845		15,030,498	31,720,255

Net asset value, offering and redemption price per share	$4.36		$10.29	$11.36

(a)	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2017

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$10,124,492	$4,137,730	$11,940,183
Dividends	519,832	—	—
Less net foreign taxes withheld	(7,820)	(139)	—

	10,636,504	4,137,591	11,940,183

Expenses
Management fees (Note 6)	1,042,422	443,227	2,966,461
Service and distribution fees (Note 6)	204,814	82,291	1,520,083
Administrative fees (Note 6)	77,527	79,109	362,331
Trustees’ fees and expenses (Note 6)	36,722	31,504	68,823
Transfer agent fees and expenses (Notes 6 and 7)	214,608	81,778	731,628
Audit and tax services fees	54,578	62,586	56,782
Custodian fees and expenses	24,746	22,464	45,088
Legal fees	3,832	3,893	18,715
Registration fees	64,371	72,653	111,097
Shareholder reporting expenses	34,566	26,480	83,156
Miscellaneous expenses (Note 8)	16,483	14,278	39,212

Total expenses	1,774,669	920,263	6,003,376
Less waiver and/or expense reimbursement (Note 6)	(115,021)	(128,732)	(17,792)

Net expenses	1,659,648	791,531	5,985,584

Net investment income	8,976,856	3,346,060	5,954,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	825,959	(364,816)	(1,193,894)
Forward foreign currency contracts (Note 2d)	3,351	—	—
Foreign currency transactions (Note 2c)	9,540	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	3,998,872	(1,410,095)	(5,444,007)
Forward foreign currency contracts (Note 2d)	(233)	—	—
Futures contracts	—	(103,275)	—
Foreign currency translations (Note 2c)	1,068	—	—

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, futures contracts and foreign currency transactions	4,838,557	(1,878,186)	(6,637,901)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,815,413	$1,467,874	$(683,302)

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Duration Bond Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$8,976,856	$8,583,675	$3,346,060	$2,750,862
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	838,850	(5,345,683)	(364,816)	1,570,969
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	3,999,707	13,406,022	(1,513,370)	1,160,767

Net increase in net assets resulting from operations	13,815,413	16,644,014	1,467,874	5,482,598

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,577,362)	(1,391,187)	(390,277)	(390,657)
Class B(a)	—	(14)	—	—
Class C	(453,429)	(384,341)	(36,839)	(1)
Class N	(41)	—	—	—
Class Y	(6,175,066)	(4,855,484)	(3,322,106)	(2,556,145)
Net realized capital gains
Class A	—	(81,866)	(146,821)	(64,649)
Class B(a)	—	(3)	—	—
Class C	—	(29,530)	(22,477)	—
Class Y	—	(273,287)	(1,093,586)	(284,383)

Total distributions	(8,205,898)	(7,015,712)	(5,012,106)	(3,295,835)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,678,063)	(670,213)	21,450,975	52,609,062

Net increase in net assets	2,931,452	8,958,089	17,906,743	54,795,825
NET ASSETS
Beginning of the year	176,276,461	167,318,372	161,813,524	107,017,699

End of the year	$179,207,913	$176,276,461	$179,720,267	$161,813,524

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(357,359)	$(462,119)	$(24,507)	$(46,973)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$5,954,599	$9,196,702
Net realized gain (loss) on investments	(1,193,894)	2,246,153
Net change in unrealized appreciation (depreciation) on investments	(5,444,007)	(2,140,764)

Net increase (decrease) in net assets resulting from operations	(683,302)	9,302,091

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,178,474)	(5,792,542)
Class B(a)	—	(5,359)
Class C	(492,969)	(543,862)
Class N	(19,353)	—
Class Y	(6,976,388)	(7,311,896)

Total distributions	(13,667,184)	(13,653,659)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(171,478,152)	88,093,679

Net increase (decrease) in net assets	(185,828,638)	83,742,111
NET ASSETS
Beginning of the year	927,596,236	843,854,125

End of the year	$741,767,598	$927,596,236

UNDISTRIBUTED NET INVESTMENT INCOME	$367,737	$206,971

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.23		$3.99		$4.49		$4.59	$4.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.20		0.19		0.21	0.24
Net realized and unrealized gain (loss)	0.12		0.21		(0.39)		0.17	0.03

Total from Investment Operations	0.34		0.41		(0.20)		0.38	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.16)		(0.19)		(0.22)	(0.27)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.20)		(0.17)		(0.30)		(0.48)	(0.28)

Net asset value, end of the period	$4.37		$4.23		$3.99		$4.49	$4.59

Total return(b)	8.17	%(c)	10.66	%(c)	(4.78	)%(c)	8.42%	6.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,039		$34,820		$37,870		$42,630	$45,791
Net expenses	1.09	%(d)(e)	1.10	%(d)	1.11	%(d)(f)	1.14%	1.15	%(g)
Gross expenses	1.15%		1.14%		1.13%		1.14%	1.15	%(g)
Net investment income	5.03%		5.16%		4.41%		4.57%	5.11%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(g)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.24		$4.00		$4.50		$4.61	$4.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.18		0.16		0.18	0.21
Net realized and unrealized gain (loss)	0.12		0.20		(0.39)		0.16	0.04

Total from Investment Operations	0.30		0.38		(0.23)		0.34	0.25

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.13)		(0.16)		(0.19)	(0.24)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.16)		(0.14)		(0.27)		(0.45)	(0.25)

Net asset value, end of the period	$4.38		$4.24		$4.00		$4.50	$4.61

Total return(b)	7.33	%(c)	9.81	%(c)	(5.48	)%(c)	7.60%	5.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,227		$12,288		$12,609		$14,555	$15,233
Net expenses	1.84	%(d)(e)	1.85	%(d)	1.86	%(d)(f)	1.89%	1.90	%(g)
Gross expenses	1.90%		1.89%		1.88%		1.89%	1.90	%(g)
Net investment income	4.29%		4.43%		3.68%		3.84%	4.36%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

High Income Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19
Net realized and unrealized gain (loss)	0.18

Total from Investment Operations	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)

Net asset value, end of the period	$4.36

Total return(b)(c)	8.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)(f)	0.75%
Gross expenses(e)	31.73%
Net investment income(e)	5.19%
Portfolio turnover rate(g)	46%

*	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.22		$3.98		$4.48		$4.59	$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.21		0.20		0.22	0.25
Net realized and unrealized gain (loss)	0.12		0.21		(0.39)		0.16	0.04

Total from Investment Operations	0.35		0.42		(0.19)		0.38	0.29

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.17)		(0.20)		(0.23)	(0.28)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.21)		(0.18)		(0.31)		(0.49)	(0.29)

Net asset value, end of the period	$4.36		$4.22		$3.98		$4.48	$4.59

Total return	8.47	%(b)	10.98	%(b)	(4.54	)%(b)	8.72%	6.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$133,940		$129,169		$116,837		$125,185	$108,170
Net expenses	0.84	%(c)(d)	0.85	%(c)	0.86	%(c)(e)	0.89%	0.90	%(f)
Gross expenses	0.90%		0.89%		0.88%		0.89%	0.90	%(f)
Net investment income	5.28%		5.43%		4.67%		4.83%	5.37%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(e)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.52	$10.39	$10.39	$10.34	$10.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.20	0.20	0.22	0.18
Net realized and unrealized gain (loss)	(0.12)	0.17	0.03	0.11	(0.23)

Total from Investment Operations	0.05	0.37	0.23	0.33	(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.21)	(0.22)	(0.25)	(0.24)
Net realized capital gains	(0.08)	(0.03)	(0.01)	(0.03)	(0.17)

Total Distributions	(0.28)	(0.24)	(0.23)	(0.28)	(0.41)

Net asset value, end of the period	$10.29	$10.52	$10.39	$10.39	$10.34

Total return(b)(c)	0.44%	3.64%	2.17%	3.24%	(0.46)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,828	$19,327	$18,425	$5,931	$5,601
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.72%	0.71%	0.85%	0.79%
Net investment income	1.69%	1.89%	1.93%	2.07%	1.71%
Portfolio turnover rate	216%	151%	151%	134%	124%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.01
Net realized and unrealized gain (loss)	(0.13)	0.00	(b)

Total from Investment Operations	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.01)
Net realized capital gains	(0.08)	—

Total Distributions	(0.20)	(0.01)

Net asset value, end of the period	$10.30	$10.53

Total return(c)(d)	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,225	$3,088
Net expenses(f)	1.40%	1.40	%(g)
Gross expenses	1.48%	1.56	%(g)
Net investment income	0.95%	0.86	%(g)
Portfolio turnover rate	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.52	$10.39	$10.39	$10.33	$10.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.22	0.22	0.24	0.21
Net realized and unrealized gain (loss)	(0.13)	0.18	0.04	0.12	(0.24)

Total from Investment Operations	0.07	0.40	0.26	0.36	(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.24)	(0.25)	(0.27)	(0.27)
Net realized capital gains	(0.08)	(0.03)	(0.01)	(0.03)	(0.17)

Total Distributions	(0.30)	(0.27)	(0.26)	(0.30)	(0.44)

Net asset value, end of the period	$10.29	$10.52	$10.39	$10.39	$10.33

Total return(b)	0.69%	3.90%	2.42%	3.60%	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$154,668	$139,398	$88,592	$66,759	$66,424
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.47%	0.47%	0.57%	0.48%
Net investment income	1.93%	2.11%	2.15%	2.31%	1.97%
Portfolio turnover rate	216%	151%	151%	134%	124%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.51	$11.57		$11.61	$11.68		$12.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.11		0.14	0.16		0.13
Net realized and unrealized gain (loss)	(0.09)	0.00	(b)	0.01 (c)	0.01		(0.23)

Total from Investment Operations	(0.01)	0.11		0.15	0.17		(0.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.17)		(0.19)	(0.24)		(0.26)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.18)	(0.17)		(0.19)	(0.24)		(0.26)

Net asset value, end of the period	$11.32	$11.51		$11.57	$11.61		$11.68

Total return(d)	(0.04)%	0.93%		1.26%	1.44%		(0.81)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$336,227	$442,671		$346,317	$314,360		$355,212
Net expenses	0.80%	0.77%		0.77%	0.80	%(e)	0.87	%(f)
Gross expenses	0.80%	0.77%		0.77%	0.80	%(e)	0.87	%(f)
Net investment income	0.67%	0.96%		1.21%	1.35%		1.11%
Portfolio turnover rate	126%	109	%(g)	48%	24%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund— Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.52	$11.58		$11.62	$11.69		$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.02		0.05	0.07		0.04
Net realized and unrealized gain (loss)	(0.08)	0.00	(b)	0.01 (c)	0.01		(0.23)

Total from Investment Operations	(0.09)	0.02		0.06	0.08		(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)		(0.10)	(0.15)		(0.17)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.10)	(0.08)		(0.10)	(0.15)		(0.17)

Net asset value, end of the period	$11.33	$11.52		$11.58	$11.62		$11.69

Total return(d)	(0.79)%	0.18%		0.51%	0.69%		(1.55)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,319	$73,027		$63,167	$56,936		$71,963
Net expenses	1.55%	1.52%		1.53%	1.55	%(e)	1.62	%(f)
Gross expenses	1.55%	1.52%		1.53%	1.55	%(e)	1.62	%(f)
Net investment income (loss)	(0.09)%	0.21%		0.47%	0.61%		0.36%
Portfolio turnover rate	126%	109	%(g)	48%	24%		39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

Limited Term Government and Agency Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain (loss)(b)	0.08

Total from Investment Operations	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)

Net asset value, end of the period	$11.36

Total return(c)(d)	1.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,900
Net expenses(e)(f)	0.47%
Gross expenses(f)	0.50%
Net investment income(f)	0.64%
Portfolio turnover rate(g)	126%

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.55	$11.61		$11.65	$11.72		$12.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.14		0.17	0.18		0.16
Net realized and unrealized gain (loss)	(0.09)	0.00	(b)	0.01 (c)	0.02		(0.23)

Total from Investment Operations	0.02	0.14		0.18	0.20		(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.20)		(0.22)	(0.27)		(0.29)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.21)	(0.20)		(0.22)	(0.27)		(0.29)

Net asset value, end of the period	$11.36	$11.55		$11.61	$11.65		$11.72

Total return	0.22%	1.19%		1.51%	1.70%		(0.56)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$360,322	$411,898		$431,727	$330,224		$252,127
Net expenses	0.55%	0.52%		0.52%	0.55	%(d)	0.62	%(e)
Gross expenses	0.55%	0.52%		0.52%	0.55	%(d)	0.62	%(e)
Net investment income	0.92%	1.20%		1.45%	1.58%		1.35%
Portfolio turnover rate	126%	109	%(f)	48%	24%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

September 30, 2017

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, High Income Fund and Limited Term Government and Agency Fund began offering Class N shares effective November 30, 2016 and February 1, 2017, respectively. Class T shares of the Funds are not currently available for purchase. As of the close of business on January 11, 2016, Class B shares of High Income Fund and Limited Term Government and Agency Fund were converted into Class A shares and are no longer offered.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and

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Class C) and transfer agent fees for High Income Fund and Limited Term Government and Agency Fund are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

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or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2017, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$3,391,903	1.9%	$2,031,952	1.1%
Limited Term Government and Agency Fund	—	—	274,554	Less than 0.1%

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b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations,

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may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2017, the amount of income available to be distributed by High Income Fund has been reduced by $876,336, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market,

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which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

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Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2017.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2017.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, corporate actions, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital distributions received, convertible bonds and distribution re-designations. Permanent book and tax basis differences relating to

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shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, futures contracts mark-to-market, corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 was as follows:

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$8,205,898	$—	$8,205,898
Intermediate Duration Bond Fund	4,972,573	39,533	5,012,106
Limited Term Government and Agency Fund	13,667,184	—	13,667,184

	2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$6,619,464	$396,248	$7,015,712
Intermediate Duration Bond Fund	3,295,835	—	3,295,835
Limited Term Government and Agency Fund	13,653,659	—	13,653,659

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$—	$78,076	$895,518
Capital loss carryforward:
Short-term:
No expiration date	—	—	(1,659,130)
Long-term:
No expiration date	(1,006,154)	—	(20,182,527)

Total capital loss carryforward	(1,006,154)	—	(21,841,657)

Late-year ordinary and post-October* capital loss deferrals	(2,258)	(1,131,587)	—

Unrealized appreciation (depreciation)	703,961	(200,880)	(8,632,541)

Total accumulated losses	$(304,451)	$(1,254,391)	$(29,578,680)

Capital loss carryforward utilized in the current year	$1,559,466	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. High Income Fund and Intermediate Duration Bond Fund are deferring foreign currency losses and capital losses, respectfully.

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation)
Investments	$1,668,247	$(200,880)	$(8,632,541)
Foreign currency translations	(964,286)	—	—

Total unrealized appreciation (depreciation)	$703,961	$(200,880)	$(8,632,541)

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As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$175,907,444	$180,510,932	$790,981,766

Gross tax appreciation	$9,974,653	$746,282	$2,717,960
Gross tax depreciation	(9,270,082)	(947,162)	(11,350,501)

Net tax appreciation (depreciation)	$704,571	$(200,880)	$(8,632,541)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to unrealized foreign exchange gains or losses.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including

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accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$3,676,711	$12	(c)	$3,676,723
Non-Agency Commercial Mortgage-Backed Securities	—	1,513,686	939,675	(b)	2,453,361
All Other Non-Convertible Bonds(a)	—	140,072,079	—		140,072,079

Total Non-Convertible Bonds	—	145,262,476	939,687		146,202,163

Convertible Bonds(a)	—	15,728,355	—		15,728,355

Total Bonds and Notes	—	160,990,831	939,687		161,930,518

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High Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Senior Loans	$—	$1,320,443	$—		$1,320,443
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	958,086	—		958,086
Midstream	—	693,227	—		693,227
All Other Convertible Preferred Stocks(a)	204,125	—	—		204,125

Total Convertible Preferred Stocks	204,125	1,651,313	—		1,855,438

Non-Convertible Preferred Stocks(a)	527,723	—	—		527,723

Total Preferred Stocks	731,848	1,651,313	—		2,383,161

Other Investments(a)	—	—	1,853,562	(d)	1,853,562
Common Stocks
Media	—	—	23,855	(d)	23,855
Oil, Gas & Consumable Fuels	2,350,649	—	154,523	(d)	2,505,172
All Other Common Stocks(a)	353,056	—	—		353,056

Total Common Stocks	2,703,705	—	178,378		2,882,083

Warrants	1,940	—	—	(e)	1,940
Short-Term Investments	—	6,240,308	—		6,240,308

Total	$3,437,493	$170,202,895	$2,971,627		$176,612,015

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(e)	Includes a security fair valued at zero using Level 3 inputs.

A preferred stock valued at $324,791 was transferred from Level 1 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2017

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$177,917,265	$—	$177,917,265
Short-Term Investments	—	2,392,787	—	2,392,787

Total	$—	$180,310,052	$—	$180,310,052

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$ (103,275)	$—	$—	$ (103,275)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$119,518,153	$274,554	(b)	$119,792,707
All Other Non-Convertible Bonds(a)	—	566,385,175	—		566,385,175

Total Bonds and Notes	—	685,903,328	274,554		686,177,882

Short-Term Investments	—	96,171,343	—		96,171,343

Total	$—	$782,074,671	$274,554		$782,349,225

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$98,704	$—	$—	$—	$—
Government Owned - No Guarantee	594,150	—	—	—	—
Home Construction	23	24,356	(1,039,996)	1,015,651	—
Non-Agency Commercial Mortgage-Backed Securities	908,874	—	—	30,801	—
Senior Loans
Wirelines	150,561	57	550	8,156	—
Other Investments
Aircraft ABS	985,586	—	—	26,476	1,841,500
Common Stocks
Media	8,177	—	—	15,678	—
Oil, Gas & Consumable Fuels	—	—	(69)	(1,036,840)	1,191,432
Warrants	5,383	—	—	—	—

Total	$2,751,458	$24,413	$(1,039,515)	$59,922	$3,032,932

|  94

Notes to Financial Statements (continued)

September 30, 2017

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$(98,704)	$—		$—
Government Owned - No Guarantee	—	—	(594,150)	—		—
Home Construction	(22)	—	—	12		(21,186)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	939,675		30,801
Senior Loans
Wirelines	(159,324)	—	—	—		—
Other Investments
Aircraft ABS	(1,000,000)	—	—	1,853,562		12,062
Common Stocks
Media	—	—	—	23,855		15,678
Oil, Gas & Consumable Fuels	—	—	—	154,523		(1,036,840)
Warrants	—	—	(5,383)	—	(a)	—

Total	$(1,159,346)	$—	$(698,237)	$2,971,627		$(999,485)

(a)	Security fair valued at zero using Level 3 inputs.

A debt security valued at $98,704 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $594,150 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent

95  |

Notes to Financial Statements (continued)

September 30, 2017

pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Warrants valued at $5,383 were transferred from Level 3 to Level 1 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$439,742	$—	$—	$—	$—
ABS Home Equity	23,756	—	—	—	—

Total	$463,498	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$(439,742)	$—	$—
ABS Home Equity	—	—	(23,756)	—	—

Total	$—	$—	$(463,498)	$—	$—

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Notes to Financial Statements (continued)

September 30, 2017

A debt security valued at $439,742 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $23,756 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Student Loan	$400,000	$—	$—	$—	$—
Agency Commercial Mortgage-Backed Securities	11,781,022	—	(2,045,169)	1,626,193	—
Collateralized Mortgage Obligations	1,488,611	—	(53,757)	61,699	—
Non-Agency Commercial Mortgage-Backed Securities	3,037,018	—	(3,950)	6,932	—

Total	$16,706,651	$—	$(2,102,876)	$1,694,824	$—

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Notes to Financial Statements (continued)

September 30, 2017

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
ABS Student Loan	$—	$—	$(400,000)	$—	$—
Agency Commercial Mortgage-Backed Securities	(11,362,046)	—	—	—	—
Collateralized Mortgage Obligations	(945,337)	—	(276,662)	274,554	2,994
Non-Agency Commercial Mortgage-Backed Securities	(3,040,000)	—	—	—	—

Total	$(15,347,383)	$—	$(676,662)	$274,554	$2,994

A debt security valued at $400,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $276,662 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts, respectfully.

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Notes to Financial Statements (continued)

September 30, 2017

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2017, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended September 30, 2017, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(103,275)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$3,351

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(233)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(103,275)

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Notes to Financial Statements (continued)

September 30, 2017

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2017:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.08%
Highest Notional Amount Outstanding	0.21%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2017	0.00%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.25%
Highest Notional Amount Outstanding	5.23%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2017	5.23%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial

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Notes to Financial Statements (continued)

September 30, 2017

reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$60,000	$60,000

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Notes to Financial Statements (continued)

September 30, 2017

5.  Purchases and Sales of Securities.  For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$10,401,073	$10,403,665	$64,713,920	$64,377,698
Intermediate Duration Bond Fund	162,854,260	173,805,354	239,880,334	204,713,816
Limited Term Government and Agency Fund	962,312,642	1,084,022,479	20,244,440	109,944,981

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, except for High Income Fund which is in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  102

Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.05%	1.80%	0.75%	0.80%
Intermediate Duration Bond Fund	0.65%	1.40%	—	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for High Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.10%	1.85%	0.80%	0.85%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$1,042,422	$25,903	$1,016,519	0.60%	0.59%
Intermediate Duration Bond Fund	443,227	128,732	314,495	0.25%	0.18%
Limited Term Government and Agency Fund	2,966,461	—	2,966,461	0.37%	0.37%

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
High Income Fund	$17,605	$5,947	$—	$65,295	$88,847
Limited Term Government and Agency Fund	8,822	1,276	—	7,399	17,497

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2018.

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Notes to Financial Statements (continued)

September 30, 2017

No expenses were recovered for any of the Funds during the year ended September 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) (effective August 31, 2016 for Intermediate Duration Bond Fund), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
High Income Fund	$86,056	$29,690	$89,068
Intermediate Duration Bond Fund	51,023	7,817	23,451
Limited Term Government and Agency Fund	952,802	141,820	425,461

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as

|  104

Notes to Financial Statements (continued)

September 30, 2017

sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$77,527
Intermediate Duration Bond Fund	79,109
Limited Term Government and Agency Fund	362,331

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$186,259
Intermediate Duration Bond Fund	73,438
Limited Term Government and Agency Fund	405,446

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$2,420
Intermediate Duration Bond Fund	1,262
Limited Term Government and Agency Fund	4,522

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2017 were as follows:

Fund	Commissions
High Income Fund	$5,340
Intermediate Duration Bond Fund	21
Limited Term Government and Agency Fund	17,560

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

September 30, 2017

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2017, the percentage of each Fund’s net assets owned by affiliates is as follows:

High Income Fund	Percentage of Net Assets
Natixis Advisors	Less than 0.01%

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Retirement Plan	0.65%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Retirement Plan	0.52%
Natixis Sustainable Future 2015 Fund	0.07%
Natixis Sustainable Future 2020 Fund	0.06%
Natixis Sustainable Future 2025 Fund	0.04%
Natixis Sustainable Future 2030 Fund	0.02%
Natixis Sustainable Future 2035 Fund	0.01%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%
Natixis Sustainable Future 2050 Fund	Less than 0.01%
Natixis Sustainable Future 2055 Fund	Less than 0.01%
Natixis Sustainable Future 2060 Fund	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

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Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
High Income Fund	$271
Limited Term Government and Agency Fund	295

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Duration Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the period from November 30, 2016, commencement of Class N operations, through September 30, 2017, High Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
High Income Fund	$35,584	$12,187	$271	$131,560

For the period from February 1, 2017, commencement of Class N operations, through September 30, 2017, Limited Term Government and Agency Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	$220,344	$31,475	$295	$222,566

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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Notes to Financial Statements (continued)

September 30, 2017

The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage Ownership
High Income Fund	2	28.83%
Intermediate Duration Bond Fund	3	21.25%
Limited Term Government and Agency Fund	1	13.19%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do

109  |

Notes to Financial Statements (continued)

September 30, 2017

not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,869,491	$12,272,049	5,509,748	$22,242,447
Issued in connection with the reinvestment of distributions	306,554	1,311,455	299,177	1,169,586
Redeemed	(3,623,241)	(15,504,179)	(7,071,447)	(28,018,252)

Net change	(447,196)	$(1,920,675)	(1,262,522)	$(4,606,219)

Class B(a)
Issued in connection with the reinvestment of distributions	—	—	4	17
Redeemed	—	—	(623)	(2,485)

Net change	—	$—	(619)	$(2,468)

Class C
Issued from the sale of shares	471,847	$2,010,717	799,861	$3,141,922
Issued in connection with the reinvestment of distributions	88,277	378,228	88,851	345,998
Redeemed	(897,288)	(3,849,291)	(1,144,474)	(4,485,915)

Net change	(337,164)	$(1,460,346)	(255,762)	$(997,995)

Class N(b)
Issued from the sale of shares	240	$1,001	—	$—
Issued in connection with the reinvestment of distributions	10	41	—	—

Net change	250	$1,042	—	$—

Class Y
Issued from the sale of shares	9,715,068	$41,499,158	14,901,804	$58,204,609
Issued in connection with the reinvestment of distributions	1,184,729	5,054,088	1,041,928	4,056,961
Redeemed	(10,799,917)	(45,851,330)	(14,689,863)	(57,325,101)

Net change	99,880	$701,916	1,253,869	$4,936,469

Increase (decrease) from capital share transactions	(684,230)	$(2,678,063)	(265,034)	$(670,213)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on November 30, 2016 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

11.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	495,534	$5,098,171	525,035	$5,443,679
Issued in connection with the reinvestment of distributions	51,612	528,641	43,720	453,187
Redeemed	(263,005)	(2,708,601)	(505,357)	(5,247,036)

Net change	284,141	$2,918,211	63,398	$649,830

Class C(a)
Issued from the sale of shares	14,097	$144,076	293,283	$3,088,274
Issued in connection with the reinvestment of distributions	5,796	59,316	— (b)	1

Net change	19,893	$203,392	293,283	$3,088,275

Class Y
Issued from the sale of shares	6,045,802	$62,224,245	7,746,460	$80,334,377
Issued in connection with the reinvestment of distributions	342,222	3,505,355	231,356	2,401,500
Redeemed	(4,606,062)	(47,400,228)	(1,681,603)	(17,455,864)
Redeemed in-kind (Note 12)	—	—	(1,574,765)	(16,409,056)

Net change	1,781,962	$18,329,372	4,721,448	$48,870,957

Increase (decrease) from capital share transactions	2,085,996	$21,450,975	5,078,129	$52,609,062

(a)	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

September 30, 2017

11.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,991,528	$45,399,327	23,688,131	$272,639,541
Issued in connection with the reinvestment of distributions	454,875	5,170,894	418,361	4,816,572
Redeemed	(13,213,781)	(150,164,121)	(15,575,978)	(179,339,659)

Net change	(8,767,378)	$(99,593,900)	8,530,514	$98,116,454

Class B(a)
Issued from the sale of shares	—	$—	1,448	$16,709
Issued in connection with the reinvestment of distributions	—	—	426	4,887
Redeemed	—	—	(230,595)	(2,644,555)

Net change	—	$—	(228,721)	$(2,622,959)

Class C
Issued from the sale of shares	757,506	$8,626,416	4,330,687	$49,825,855
Issued in connection with the reinvestment of distributions	29,711	337,959	29,632	341,361
Redeemed	(3,304,176)	(37,593,668)	(3,475,708)	(40,028,796)

Net change	(2,516,959)	$(28,629,293)	884,611	$10,138,420

Class N(b)
Issued from the sale of shares	166,111	$1,892,253	—	$—
Issued in connection with the reinvestment of distributions	1,700	19,353	—	—
Redeemed	(527)	(5,984)	—	—

Net change	167,284	$1,905,622	—	$—

Class Y
Issued from the sale of shares	13,725,909	$156,563,024	22,122,240	$255,439,801
Issued in connection with the reinvestment of distributions	431,654	4,921,367	391,770	4,524,155
Redeemed	(18,111,061)	(206,644,972)	(24,037,266)	(277,502,192)

Net change	(3,953,498)	$(45,160,581)	(1,523,256)	$(17,538,236)

Increase (decrease) from capital share transactions	(15,070,551)	$(171,478,152)	7,663,148	$88,093,679

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on February 1, 2017 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. For the year ended September 30, 2016, Intermediate Duration Bond Fund participated in a redemption in-kind transaction. For the year ended September 30, 2017, none of the Funds participated in redemption in-kind transactions.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Funds I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income	4.20%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Intermediate Duration Bond	$39,533

Qualified Dividend Income.  For the fiscal year ended September 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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NATIXIS FUNDS

Supplement dated June 30, 2017 to the Natixis Funds Summary Prospectuses, dated February 28, 2017, March 31, 2017, and May 1, 2017, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES HIGH INCOME FUND

Effective July 1, 2017, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.05%, 1.80%, 0.75%, 1.05% and 0.80% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T and Class Y shares, respectively.

This undertaking is in effect through January 31, 2019.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.29%	0.29%	0.17%[1]	0.29%[1]	0.29%
Total annual fund operating expenses	1.14%	1.89%	0.77%	1.14%	0.89%
Fee waiver and/or expense reimbursement[2,3]	0.09%	0.09%	0.02%	0.09%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%	0.75%	1.05%	0.80%

1	Other expenses are estimated for the current fiscal year.

2

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05%, 1.80%, 0.75%, 1.05% and 0.80% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage

This page not part of shareholder report

expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

3	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2018 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be high or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$528	$758	$1,012	$1,740
Class C	$283	$580	$1,008	$2,200
Class N	$77	$243	$425	$951
Class T	$354	$589	$848	$1,589
Class Y	$82	$269	$479	$1,083

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$183	$580	$1,008	$2,200

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AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Dynamic Allocation Fund	Loomis Sayles Multi-Asset Income Fund
ASG Global Alternatives Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Value Fund
Gateway Fund	Mirova Global Green Bond Fund
Loomis Sayles Core Plus Bond Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Dividend Income Fund	McDonnell Intermediate Municipal Bond Fund
Loomis Sayles Global Equity and Income Fund	Natixis Oakmark Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark International Fund
Loomis Sayles Growth Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Value Opportunity Fund

Effective July 1, 2017, the information under sub-sections “Class A and C Shares” and “Class A Shares,” as applicable, in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

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There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Effective July 1, 2017, the information under sub-section “Class Y Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Edmond J. English, Mr. Richard A. Goglia, Ms. Sandra O. Moose, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17
Loomis Sayles Core Plus Bond Fund	$43,333	$43,753	$950	$2,337	$8,024	$8,024	$—	$—

1.	Audit-related fees consist of:

2016 & 2017 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.
2017 – Prospectus Consent.

2.	Tax fees consist of:
2016 & 2017 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2016 and 2017 were $8,974 and $10,361, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/15-9/30/16	10/1/16-9/30/17
Control Affiliates	$119,120	$77,290

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2017